Master Franchisee Information Checklist

1. Company Name: SPATACULAR LIMITED (the "Company")

2. Principal Business Address: 67 MARION CRESCENT, MAIDSTONE, KENT. ME15 7EH

   Telephone: 01622-678 616 Facsimile: 01622 686 386
   Mobile phone: 07801 350 236 E-mail address: ______
   Website: ______

3. Form of Entity: ______
   Jurisdiction of incorporation: ENGLAND AND WALES. UNITED KINGDOM
   Date of Incorporation: 25TH FEBRUARY 2008

   Attach copies of organization documents of Master Franchisee indicating date of filing or issuance by appropriate official.

4. The Company's Owners/Principals: (Ownership percentages must total 100%. If publicly traded, all shareholders holding 5% or more must be listed individually.)

Name	% ownership
IAIN CHARLES VALANTINE GORDON	50%
LISA JAYN GORDON	50%

5. List all officers and directors:

Name	Title
IAIN CHARLES VALANTINE GORDON	DIRECTOR
LISA JAYN GORDON	DIRECTOR

6. List all parent companies up to and including the ultimate parent of the Company:

Name: ______
Name: ______
Name: ______
Name: ______
Name: ______
Name: ______
Name: ______

7. List all subsidiaries and other affiliated companies of the Company:

Name: ______________________________
Name: ______________________________
Name: ______________________________
Name: ______________________________

8. List any proposed guarantors (if applicable):

____

____

If any proposed guarantors are entities, attach copies of organization documents indicating date of filing or issuance by appropriate official.

9. Proposed General Manager:

Name: IAIN CHARLES VALANTINE GORDON

10. Master Franchisee Counsel: List the contact information for Master Franchisee's counsel

Name: ____

Address: ____

Telephone: ____

E-mail: ____

11. Is any director, officer, employee, or agent of the Company (i) an officer or employee of a foreign government, agency, ministry, or instrumentality thereof, (ii) an officer or employee of a government-owned or-controlled entity, (iii) an officer or employee of a public international organization, or (iv) an officer, employee, or official of a foreign political party? Yes _____ No NO

If yes, provide details: ____

____

____

____

12. <u>Is any immediate family member of a director, officer, employee, or agent of the Company (i) an officer or employee of a foreign government, agency, ministry, or instrumentality thereof, (ii) an officer or employee of a government-owned or-controlled entity, (iii) an officer or employee of a public international organization, or (iv) an officer, employee, or official of a foreign political party?</u> Yes _____ No NO

If yes, provide details: ____

____

____

____

13. <u>Does any officer or employee of a foreign government, agency, ministry, or instrumentality thereof, officer, or employee of a government-owned or-controlled entity, officer or employee of a public international organization, or officer, employee, or official of a foreign political party have any interest or stand to benefit in any way as a result of the proposed master franchise?</u>

Yes _____ No NO

If yes, provide details: ____

____

____

____

14. <u>Has the Company, or any director, officer, employee, or agent of the Company ever, directly or indirectly, made, permitted or authorized the making, or been accused of making, or been the subject of an investigation alleging that it/he/she made, permitted or authorized the making, of any payments prohibited by any applicable local or foreign law (including, but not limited to, the U.S. Foreign Corrupt Practices Act, the OECD and all</u>

other applicable bribery laws) (collectively, "Prohibited Payments")?

Yes _____ No (NO)

If yes, provide details: ______________________________

____

____

____

____

[signature]

Signature

IAIN GORDON (DIRECTOR)

Name and Title

LISA GORDON (DIRECTOR)

Company SPATACULAR LTD

Date 29- FEBRUARY 2008

EXHIBIT C

TO THE MASTER FRANCHISE AGREEMENT
BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29TH FEBRUARY **2008**

MASTER FRANCHISEE represents and warrants that it is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, is qualified to do business in all jurisdictions in which its business activities or the nature of properties owned by MASTER FRANCHISEE requires such qualification, and has the corporate or other authority to execute, deliver and carry out all of the terms of this Agreement.

MASTER FRANCHISEE further represents and warrants that all Owners and their interests in MASTER FRANCHISEE are completely and accurately listed on this Exhibit C and that MASTER FRANCHISEE will execute such revised Exhibits C as may be necessary during the term of this Agreement to reflect any changes in the information contained in the original Exhibit C.

OWNERSHIP INTERESTS

1. **Ownership Structure.** MASTER FRANCHISEE is a corporation, limited liability company, partnership or other entity, MASTER FRANCHISEE and its Owners represent and warrant that the Ownership structure of MASTER FRANCHISEE is as follows:

Name of Owner, Shareholder Member or Partner	Percentage Of Total Ownership Interest
IAIN. CV GORAN	50 %
LISA J GORAN	50 %
	___%
	___%

MASTER FRANCHISEE, its Owners, shareholders, members or partners listed above (the "Named Persons") are not named and will not be named as "Specially Designated Nationals" or "Blocked Persons" as designated by the United States Department of the Treasury's Office of

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International Vendor Program

Design	Domestic Vendor	International Vendor	Domestic PBFC Rebate	International PBFC Rebate	Comments
Site Survey	PBFC	TBD by Master	N/A	100% Retained by Master	Survey to be forwarded to PBFC to begin CAD Drawings
CAD Drawings - Space Planning	PBFC	PBFC	100% Retained by PBFC	N/A	Drawings will be forwarded to the Master and the Zee for approval
Architectural/Engineering Drawings	JFK/Linear	TBD by Master	N/A	100% Retained by Master	Drawings will be forwarded to the architect once final
Lighting	Meletio	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Flooring	StoreFloors	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Furniture	Office Concepts	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Modular Walls & Doors	Total Image	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Modular Components	Total Image	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Interior Signage	Total Image	TBD by Master	N/A	100% Retained by Master	Identify suppliers
General Construction		TBD by Master	N/A	100% Retained by Master	Identify Regional or National builders
Project Management		TBD by Master	N/A	100% Retained by Master	Identify Regional or National firms
Exterior Signage	Total Image	TBD by Master	N/A	100% Retained by Master	Identify suppliers
Products					
National Brands	AG/SB	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	Brands to be identified by market and deals will be cut with distributors
Private Label	Biddiscombe	PBFC/ Find bottler, drums shipped	25% off Franchisee Cost	N/A	Purchased from PBFC until distribution is established by Master
Spa and skincare	Various	PBFC/ Find bottler, drums shipped	25% off Franchisee Cost	N/A	Purchased from PBFC until distribution is established by Master
Candles	Soylicious/Legacy	Find companies	N/A	100% Retained by Master	Identify manufacturers to private label and ship orders
Accessories	Various	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	Purchased from PBFC until distribution is established by Master
Mystic	Mystic	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	Mystic Distributor to be identified by region
Water	Various	find bottler/ label design provided	N/A	100% Retained by Master	Identify bottler that can drop ship orders
Equipment					
UV beds	ETS	Ergoline	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate International deal with Ergoline / shipment via distributors
Lumie're	RAI	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with PTL / shipment via distributors
Umo	Umo	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with UMO / shipment via distributor
Sybaritic	Sybaritic	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Sybaritic / shipment via distributors
Hydromassage	Hydromassage	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Hydromassage / shipment via distributors
Aquamassage	Aquamassage	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Aquamassage / shipment via distributors
Cyber relax	Fujiiryoki	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Fujiiryoki / shipment via distributors
Mystic	Mystic	Distributors	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Mystic / shipment via distributors
Future equipment	TBD	TBD	Margins split 40%	Margins split 60% to Master, 40% to Franchisor	PBFC to negotiate international deal with Mystic / shipment via distributors
Clothing					
Clothing and Promotiojnal Items	Various	TBD	N/A	100% Retained by Master	supplier to create private labeled clothing and accessories.

10.

Planet Beach™

TERRITORY PAYMENT AGREEMENT
and PROMISSORY NOTE

This Payment Agreement ("Agreement") and Promissory Note is entered into this 29TH day of FEBRUARY, 2008 by and between Planet Beach International, LLC ("PBI"), a Louisiana Limited Liability Company with its principal place of business at 5161 Taravella Road, Marrero, LA 70072 and SPATACULAR LTD a LTD with its principal place of business at 67 MARION CRESCENT, MAIDSTONE, KENT ME15 7EH for the principal sum of **Five Hundred Thousand dollars and No cents ($500,000.00)** exclusive of interest.

A. On 29TH FEBRUARY 2008 SPATACULAR LTD and PBI entered into a Master Franchisee Agreement ("MA") in which SPATACULAR LTD received the non-exclusive right to serve as an independent contractor to PBI to coordinate the development of certain territories, including recruiting franchisees as well as providing continuing operational and supervisory assistance to current and/or future franchisees.

B. The Territory granted to SPATACULAR LTD pursuant to the MA is as follows: United Kingdom less Northern Ireland. ("Territory").

D. The principal sum owed by SPATACULAR LTD to PBI is Five Hundred Thousand dollars and No cents ($500,000.00).

F. REPAYMENT OF THE TOTAL SUM OF Five Hundred Thousand DOLLARS AND NO CENTS ($500,000.00) SHALL BE MADE UPON THE FOLLOWING TERMS AND CONDITIONS:

- Upon execution of this agreement, the undersigned shall pay the sum of **ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS and NO CENTS ($125,000.00)** to be applied to the principal amount of this promissory note leaving a balance of Three Hundred Seventy Five Thousand dollars and No cents ($375,000.00)

- **ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS and NO CENTS ($125,000.00)** will be due and payable upon the opening of the first Planet Beach Contempo Spa within in the Territory or December 1, 2008, whichever comes first, leaving a balance of Two Hundred fifty Thousand dollars and No cents ($250,000.00).

- **TWO HUNDRED FIFTY THOUSAND DOLLARS and NO CENTS ($250,000.00)** of the outstanding principal balance shall be due and payable in monthly installments thereafter, over the next **thirty-six (36) months**, beginning on

January 1, 2009. The end of the thirty six (36) month period, or February 1, 2012, is known as the Maturity Date. The monthly installment will be in the amount of **Six Thousand Nine Hundred Forty Four dollars and Forty Five cents ($6,944.45).** This amount shall be due and payable on the **first of each month beginning December 1, 2008**. There shall be a **ten (10) day grace period** each month and any payment due after such period expires shall be considered late. The borrower shall pay **late fees in the amount of Three Hundred dollars ($300.00)** for any payment that is received after the 10-day grace period. Any payment not received within a 30 day period shall render the undersigned in default.

G. If the terms are adhered to, there is no interest rate to be calculated as the undersigned will only be liable for the principal balance. From and after the Maturity Date, or such earlier date as all sums owing on this note become due and payable by acceleration or otherwise, all sums owing on this note shall bear interest until paid in full at a rate equal to 8 percent (8 %) per annum. PBI may, at its discretion, extend the terms of this Promissory Note, upon the same terms and conditions set forth herein, upon agreement and written notification to the undersigned.

H. There is no penalty for early partial payment or for payment in full prior to the due date under the terms of this promissory note. However, if the payoff is due to the sale of the territory within 24 months of the date this Agreement was executed, Twenty Five Thousand dollars and No cents ($25,000.00) in addition to the 10% transfer fee will be owed to PBI. Such amount will be added to the principal balance.

I. Each of the following shall constitute a Default hereunder:
   1. Failure to pay when due any sums payable hereunder;
   2. The occurrence of: (i) the undersigned filing of a petition for relief under the Bankruptcy Reform Act of 1978, as amended or modified ("Bankruptcy Act"), or under any other present or future state of federal law regarding bankruptcy, reorganization or other relief to debtors ("Debtor Relief Law"); or (ii) the entry or issuance of an Order for Relief in a case brought against the undersigned under the Bankruptcy Act or other Debtor Relief Law, which admits the jurisdiction of the court or the petitions material allegations regarding the undersigned's insolvency, or (iii) the undersigned making a general assignment for the benefit of creditors; or (iv) the undersigned applying for, or the appointment of a receiver, trustee, custodian or liquidator of Borrower or any of her property; or (v) the death of the undersigned; or
   3. The occurrence of a default under any security agreement or other security instrument securing this note; or
   4. The occurrence of any of the events specified in paragraphs 2 or 3 hereof with respect to any person or entity in any manner obligated to PBI under this note, including, without limitation, any guarantor.

J. To secure payment, the undersigned irrevocably authorizes any attorney of any court of record to appear for the undersigned in such court at any time after the undersigned fails to tender payment upon demand by holder and **CONFESS A JUDGMENT**

WITHOUT PROCESS for such amount as may appear to be unpaid, together with costs and reasonable attorney fees. The undersigned waives and releases from all errors which may intervene in such proceedings and consents to the immediate execution upon any such judgment ratifying and confirming all that the attorney may do by virtue of such judgment. The undersigned waives and releases, to the extent permitted by law, all benefit and relief from any and all appraisement, stay or exemption laws of any state, now and for hereafter enacted.

K. If any Default occurs, PBI may, at its sole option, declare all sums owing under this note immediately due and payable.

L. If any attorney is engaged by PBI to enforce, construe or defend any provision of this note or any security agreement or as a consequence of any Default, with or without the filing of any legal action or proceeding, the undersigned shall pay on demand all attorneys' fees and other costs incurred by PBI, together with interest thereon from the date of such demand until paid at the rate applicable to the principal owing hereunder as if such unpaid attorneys' fees and costs had been added to the principal.

M. No previous waiver and no failure or delay by PBI in acting with respect to the terms of this note or any security agreement of any other security instrument securing this note shall constitute waiver of any breach, default or failure of condition under this note, or any such security instrument.

N. If this note is executed by more than one person or entity as borrower, the obligations of each such person or entity shall be joint and several.

O. Release: SPATACULAR LTD hereby absolutely and irrevocably waive, acquit, release and forever discharge PBI, its subsidiaries, parent companies, affiliates, partners, partnerships, successor and predecessor corporations, officers, directors, stockholders, representatives, agents, independent contractors, employees, attorneys, individually and in their corporate capacities, and any and all other persons, firms and/or corporations of and from any and all claims, including, but not limited to those claims arising out of or relating to the Master Agreement and Franchise Agreement, damages of any kind, demands, actions, suits, causes of action, losses, costs, obligations, debts, liens, liabilities or causes of action of whatsoever nature, whether in law or in equity, by statute or at common law, either in contract or in tort, including, but not limited to claims for breach of contract, fraud, negligent misrepresentation, breach of fiduciary duty, common law tort of negligence, gross negligence or any other claims which may have existed in the past and up to the time of the execution of this Agreement, known or unknown, related to any and all damages, including, but not limited to compensatory damages, lost investment, lost income, lost profits, pain and suffering, punitive damages, attorney's fees, interest and any other expenses arising out of and/or related to the offer and sale of a Planet Beach franchise and/or the Master Franchise opportunity.

P. Confidentiality: PBI and SPATACULAR LTD agree that neither will disclose or discuss, or authorize its agents, accountants or attorneys to disclose or discuss, directly or indirectly, orally or in writing, to any person or entity, the terms of this Agreement thereof; provided, however, that disclosure may be made as ordered by any court, or as required by any regulatory agency, or as required by law.

Q. Governing Law: This note shall be construed and enforced in accordance with the laws of the State of Louisiana, except to the extent that Federal law preempts the laws of the State of Louisiana. All persons and entities in any manner obligated under this note hereby consent to the jurisdiction of any Federal or State Court within the State of Louisiana having proper venue and also consent to service of process by any means authorized by Louisiana courts.

BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ, UNDERSTOOD AND AGREED TO THE TERMS OF THIS PAYMENT AGREEMENT AND PROMISORY NOTE.

Date: 29TH FEBRUARY 2008

MASTER:

IAIN CHARLES VALANTINE GORDON (AS DIRECTOR OF SPATACULAR LTD UK
Name

LISA JAYNE GORDON (AS DIRECTOR OF SPATACULAR LTD UK
Name

PBI:

Planet Beach International, LLC

By: ____________________
David Mesa

By: ____________________
Stephen P. Smith or Richard Juka

PLANET BEACH INTERNATIONAL, L.L.C.

MASTER FRANCHISE AGREEMENT FOR

UNITED KINGDOM

LISA JAYNE GORDON
IAIN CHARLES GORDON
MASTER FRANCHISEE

29TH FEBRUARY, 2008

TABLE OF CONTENTS

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PLANET BEACH INTERNATIONAL, L.L.C.
MASTER FRANCHISE AGREEMENT

FOR

UNITED KINGDOM

THIS AGREEMENT ("Agreement") is made and entered into this 26th day of February 2008, by and between Planet Beach International, L.L.C. a limited liability company organized under the laws of the State of Louisiana, U.S.A. with its principal place of business at 5161 Taravella Road Marrero, LA 70072, U.S.A. ("FRANCHISOR"), and SPATACULAR LTD, a limited liability company organized under the laws of ENGLAND & WALES and its principal place of business at 67 MARION CRESCENT: MAIDSTONE. KENT. ME15. 7EH. ENGLAND, UK ("MASTER FRANCHISEE").

1. **PREAMBLES.**

FRANCHISOR has expended considerable time, effort and money in developing and in obtaining and acquiring knowledge about the conduct of a business for the operation of Contempo Spas. The FRANCHISOR's business operates under distinctive trademarks, business formats, systems, methods, procedures, designs, layouts, standards and specifications for the maintenance of a common identity and reputation of the Planet Beach business, all of which FRANCHISOR may improve, further develop or otherwise modify from time to time (the "System"). FRANCHISOR grants to qualified persons rights to develop and operate and Franchise other Persons to use the PLANET BEACH® business in defined geographic areas ("master franchises"). MASTER FRANCHISEE has applied to FRANCHISOR for a master franchise for the Development Area (defined below). MASTER FRANCHISEE's application has been approved by FRANCHISOR in reliance upon all representations made by MASTER FRANCHISEE. MASTER FRANCHISEE agrees that during the term of this Agreement, it will at all times faithfully, honestly and diligently perform its obligations hereunder and will continuously exert its best endeavours to promote and enhance the development and operation of the PLANET BEACH® business within the Development Area.

In this Agreement, Planet Beach International L.L.C. is referred to as "Franchisor," "PBI," "us," "we" or the possessive "our" and the Master Franchisee is referred to as "you", the "Master Franchisee" or the possessive "your".

2. **CERTAIN DEFINITIONS.**

For purposes of this Agreement, the terms listed below have the meanings indicated. Other terms used in this Agreement are defined and construed in the context in which they occur.

"Affiliate" - any Person or entity that directly or indirectly owns or controls, that is directly or indirectly owned or controlled by, or that is under common ownership or control with another Person. For purposes of this definition, the term "control" shall mean the possession,

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directly or indirectly, of a Controlling Interest (defined below) or the power to direct or cause the direction of the management and policies of a Person.

"Agreement Date" - the date on which this Agreement is executed.

"Area Development Franchise" – business operations licensed by Persons subject to an Area Development Agreement for the right to develop and operate, as well as recruit Unit Franchisees to develop and operate Unit Franchises within a specific geographic area within the Development Area.

"Area Development Franchisee" – One or more Person(s) that is/are a party to an Area Development Agreement with MASTER FRANCHISEE for the right to develop and operate, as well as recruit Unit Franchisees to develop and operate Unit Franchises within a specific geographic area within the Development Area.

"Competitive Business" - an enterprise, Person or business that: (a) operates a Similar Business (defined below) or offers products or services similar to those offered by PLANET BEACH® businesses; or (b) grants or has granted franchises or licenses, or establishes or has established partnerships or joint ventures, for the development and/or operation of an enterprise or business described in the foregoing clause (a).

"Confidential Information" – any know-how and trade secrets (whether or not judicially recognized as a trade secret), and all other information not generally known, that is or was developed and/or is owned by FRANCHISOR or any of it Affiliates, or their officers, directors, employees, agents, representatives, master franchisees, franchisees and Unit Franchisees, including but not limited to all operating manuals, customer information and other documentation, including those on the subjects of management and administration, field operation, purchasing, marketing and all other information FRANCHISOR or its Affiliates provides to or makes available to MASTER FRANCHISEE and its Owners, in any form or by any method, solely for the use in the operation of an PLANET BEACH® business under this Agreement or any Unit Franchise Agreement.

"Control" – possession (through one or more intermediaries) of the power to direct or cause the direction of, the management or policies of any other entity, whether through the ownership of voting interest, by contract or otherwise.

"Controlling Interest" - if a Person is a partnership, corporation or other form of limited liability company, the ownership of twenty percent (20%) or more of the voting interests of such Person will constitute a controlling interest. A trustee of a trust shall be deemed to hold one hundred percent (100%) of the voting interests of the trust and each beneficiary of a trust shall be deemed to hold his proportionate share of the voting interest of the trust or, if such interest is indeterminate, one hundred percent (100%) of the voting interests of the trust.

"Controlled Franchisee" – a legal entity that MASTER FRANCHISEE Controls, or has a Controlling Interest in, and that meets FRANCHISOR's then-current standards.

"Country" - the country constituting the Development Area or each country in which a part of the Development Area is situated.

"Data Protection Act" - the Data Protection Act 1998.

"Development Area" - the geographic area or areas described on Exhibit A to this Agreement.

"Development Period" - each period of time defined as a Development Period on Exhibit B to this Agreement.

"Development Rights" - the right to operate and grant Franchises for the development and operation of the PBI business to be located in the Development Area.

"Development Schedule" - the minimum number of the PBI businesses that must be open and in operation at the end of each Development Period in each of the geographic areas which comprise the Development Area, as set forth on Exhibit B to this Agreement.

"Development Term" - the term of this Agreement and, once approved, the period during which MASTER FRANCHISEE is authorized to grant Franchises, which will commence on the Agreement Date and will expire, unless terminated sooner in accordance with the terms of this Agreement, on the fifteenth (15th) anniversary of the Agreement Date.

"Dollars" and "$" - the legal currency of the United States of America.

"Effective Date" – the date an authorized officer of FRANCHISOR executes this Agreement.

"Franchise" - the right to develop and operate the PLANET BEACH® business at a specified location within the Development Area and to use the Marks and the System in the operation thereof.

"Franchised Business" – a business, identified by the Marks and operated in accordance with the System pursuant to a valid Franchise Agreement with FRANCHISOR or MASTER FRANCHISEE. Also referred to as "PBI Business" and "PLANET BEACH® business."

"Franchise Agreement" - the revised form of FRANCHISOR'S Unit Franchise Agreement <u>and/or</u> Area Development Agreement (including all exhibits, ancillary documents and guarantees attached thereto) which has been drafted and amended by UK counsel as necessary to comply with legal requirements for the commercial operation of the PLANET BEACH® business in the Development Area pursuant to provisions detailed in Section 5A and 5B of this Agreement.

"Gross Sales" - the total of all sales and revenue derived from the operation of any and all PLANET BEACH® business(es) within the Development Area including, but not limited to, the sale of all goods and services sold at or from the site of a Unit Franchise or elsewhere, or through or by means of the business conducted by a Unit Franchise and the sale of products or

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services in connection with the placement or servicing by a Unit Franchise, whether in cash or credit transactions, but excluding sales, value added or service taxes actually collected from customers and paid to the appropriate taxing authority and all customer refunds and credits.

"Legal Requirements" – any and all applicable laws, ordinances, regulations, rules, administrative orders, decrees and policies of any government, governmental agency or department pertaining to the formation and performance of this Agreement, including, but not limited to, the governments of the Country and the United States.

"Marks" - the trademarks, service marks, logos and other commercial symbols set forth on Exhibit E to this Agreement which FRANCHISOR authorizes MASTER FRANCHISEE to use and sublicense to Unit Franchisees to identify the Products offered by such, including the marks, and associated logos and slogans. Such trademarks, service marks, logos and other commercial symbols are subject to modification and discontinuance and may include additional or substitute trademarks, service marks, logos and commercial symbols as provided in this Agreement.

"MASTER FRANCHISEE Affiliated Unit" – a Unit Franchise owned and operated by an Affiliate of MASTER FRANCHISEE. The definition of Unit Franchisee shall also include MASTER FRANCHISEE Affiliated Units, as applicable.

"Offering Fee" – FRANCHISOR's reasonable costs and expenses associated with reviewing a proposed offering, including, without limitation, legal and accounting fees and salaries of FRANCHISOR's personnel and its professional advisors.

"Owners" - all Persons or entities holding Ownership Interests (defined below) in MASTER FRANCHISEE and all Persons or entities who have other direct or indirect property rights in MASTER FRANCHISEE or this Agreement (the Persons or entities who are Owners as of the date of this Agreement are listed on Exhibit C to this Agreement).

"Ownership Interest" - a direct or indirect, disclosed or undisclosed, legal or beneficial ownership or property right, including, without limitation: (a) in relation to a company, the ownership of shares in the company; (b) in relation to a partnership, the ownership of a general or limited partnership interest; or (c) in relation to a trust, the ownership of the beneficial interest of such trust.

"Permanent Disability" – any physical, emotional or mental injury, illness or incapacity which would prevent a Person from performing the obligations set forth in this Agreement or in the Guaranty attached hereto as Exhibit "G" for at least 90 consecutive days and from which condition recovery within 90 days from date of determination is unlikely. Permanent Disability will be determined by a licenced practicing physician selected by FRANCHISOR upon examination of the individual; or if the individual refuses to submit to an examination, then such individual will be automatically deemed permanently disable as of the date of the refusal for the purposes of this Agreement. The costs of the examination required to determine Permanent Disability will be paid by FRANCHISOR.

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"Person" - an individual (and the heirs, executors, administrators or other legal representatives of an individual), corporation, general or limited liability partnership, limited liability company, trust, association or other business or legal entity.

"Products" - all products and services which FRANCHISOR authorizes for sale by MASTER FRANCHISEE.

"Prospectus" – statutory prospectus (preliminary or final), a private placement memorandum or any similar document that a company may use to convey information about a public offering or private placement of equity or debt securities.

"Restricted Persons" - (1) Owners who have a direct or indirect Controlling Interest in MASTER FRANCHISEE; (2) Affiliates of MASTER FRANCHISEE; (3) the parents, spouses, natural and adopted children of MASTER FRANCHISEE and of Owners of a direct or indirect controlling interest in MASTER FRANCHISEE, and (4) the officers, directors and management personnel of MASTER FRANCHISEE and its Affiliates.

"Royalty" or "Royalty Fees" – means the monthly fees payable by you to us based on a percentage of the revenues payable by Unit Franchisees to you under Unit Franchise Agreements, or payable by MASTER FRANCHISEE owned Unit Franchisees or Master Franchise Affiliated Units as provided in Exhibit D, Section 4.2.

"Securities Offering" – public offering or private placement of any equity or debt securities or any securities convertible into or exchangeable for equity securities by MASTER FRANCHISEE or, if any of the proceeds of the offering are to be invested in or loaned to MASTER FRANCHISEE, or if the Prospectus, and Affiliate or any other person uses in connection with offering mentions FRANCHISOR or describes the relationship between FRANCHISOR and MASTER FRANCHISEE.

"Software" – all computer programs and computer code (e.g. HTML, Java) used for or on the Planet Beach web site, excluding any software owned by third parties.

"Similar Business" - means any enterprise or entity that offers, is otherwise involved in, or deals with any tanning salon services as set forth more fully in this Agreement.

"Unit Franchise" – business operations licensed by Persons subject to a Unit Franchise Agreement with MASTER FRANCHISEE for the development and operation of an PLANET BEACH® retail location within the Development Area, and when applicable a MASTER FRANCHISEE owned or MASTER FRANCHISEE Affiliated Units. The definition includes all Franchises operated by Controlled Franchisees.

"Unit Franchisee" - one or more Person(s) that is/are party to a Unit Franchise Agreement with MASTER FRANCHISEE for the development and operation of a PLANET BEACH® retail location within the Development Area, including MASTER FRANCHISEE owned Unit Franchisees or MASTER FRANCHISEE Affiliated Units. The definition includes all Controlled Franchisees.

"United States" and "U.S." - the United States of America.

"VAT" - Value Added Tax and any similar tax replacing it or adding to it.

3. DEVELOPMENT RIGHTS AND OBLIGATIONS.

A. GRANT OF DEVELOPMENT RIGHTS.

Subject to the terms and conditions of this Agreement, FRANCHISOR hereby grants to MASTER FRANCHISEE the Development Rights during the Development Term. MASTER FRANCHISEE may grant Franchises to itself or its Affiliates. Unit Franchisees and/or Area Development Franchisees, including Affiliates of MASTER FRANCHISEE or MASTER FRANCHISEE itself, shall execute a Franchise Agreement for each such franchise. The rights granted to MASTER FRANCHISEE by this Agreement are limited to the Development Area and MASTER FRANCHISEE agrees that it is not hereby granted any rights to franchise, and that it will not, operate or grant Franchises for PLANET BEACH® businesses outside of the Development Area. MASTER FRANCHISEE, or an Affiliate of MASTER FRANCHISEE if approved by FRANCHISOR, shall operate a PLANET BEACH® business at all times during the Development Term and any extension thereof under a Franchise Agreement.

B. TERRITORIAL RIGHTS OF MASTER FRANCHISEE.

Except as hereinafter provided, and provided that MASTER FRANCHISEE is in full compliance with this Agreement, FRANCHISOR and its Affiliates will not operate or grant Franchises or Development Rights for the PLANET BEACH® business within the Development Area during the Development Term. After the termination of this Agreement or expiration of the Development Term (unless the Development Term is extended as provided in Subsection D of this Section), FRANCHISOR and its Affiliates shall have the right to operate and grant Franchises and Development Rights for the PLANET BEACH® business within the Development Area, subject only to the territorial rights granted to Area Development Franchisees and/or Unit Franchisees.

FRANCHISOR expressly reserves the right: (1) to establish or operate, and license others to establish or operate, PLANET BEACH® businesses, at any location outside the Development Area, notwithstanding the proximity of said business to your Development Area; (2) outside the Development Area, to market, sell, or distribute, or to license or contract with others to market, sell or distribute, any products or services of any kind, including products or services similar to those offered by the PLANET BEACH® businesses, to any person, organization, or public or private entity, using the Marks or other trade-marks, through alternative channels of distribution, including through FRANCHISOR'S website, catalogues and direct mail solicitations; (3) with the Development Area, develop and operate, directly or indirectly, other businesses offering products of services, similar to the products or services offered by the PLANET BEACH® business, but under different marks; (4) within and outside the Development Area, to advertise and promote the PLANET BEACH® business system and Marks wherever FRANCHISOR deems appropriate; and (5) outside the Development Area, to offer, sell, and provide and to grant other Persons the right to offer, sell and provide any products and service of any kind under the

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Marks or other trademarks; and to develop and establish other businesses and systems using the trademarks and service marks other than the Marks for any products and services.

C. **DEVELOPMENT OBLIGATIONS**.

1. Immediately following the execution of this Agreement, MASTER FRANCHISEE shall commence a franchise sales, marketing and development program for the Territory and shall cause Franchisees to have open and in operation within the Territory the number of Franchised Businesses agreed upon in the manner and within each of the time periods (the "Development Periods") specified in the Development Schedule. MASTER FRANCHISEE acknowledges and recognizes that the Development Periods and Development Schedule within the Territory are fair and reasonable for the development of Franchised Businesses in the Territory and is an accurate reflection of market demand without over saturation of FRANCHISOR proprietary services offered under the System.

2. MASTER FRANCHISEE shall not enter into a Franchise Agreement with any Franchisee until (i) 30 days after the Effective Date of this Agreement; (ii) a proper form of the Unit Franchise Agreement and/or Area Development Agreement has been drafted by UK counsel pursuant to the terms of Section 5A and 5B of this Agreement; and (ii) at least one Controlled Franchisee has a PLANET BEACH® business open and operating pursuant to a compliant Unit Franchise Agreement and FRANCHISOR standards. At all times throughout the Development Term, MASTER FRANCHISEE shall have open and in operation at least one PLANET BEACH® business owned and operated by a Controlled Franchisee in the Territory. A PLANET BEACH® business that is open and in operation but is subsequently closed and not reopened during the Term shall not count towards the fulfillment of this obligation.

3. The sale of any Franchised Businesses in excess of the minimum number required in any time period shall be credited to the subsequent time period. If MASTER FRANCHISEE fails to meet the Development Schedule, MASTER FRANCHISEE shall have a 30-day period to cure the default in the Development Schedule.

4. MASTER FRANCHISEE shall have the right to request an extension of any Development Period in which MASTER FRANCHISEE is required to have PLANET BEACH® business open and in operation. Each extension shall be for an additional sixty (60) days beginning on the expiration of the applicable Development Period, including any previous extensions. No more than three (3) extensions of any Development Period will be permitted. No extension shall, however, affect the duration of the Development Schedule or any of MASTER FRANCHISEE's other obligations under this Agreement. To obtain the extension, MASTER FRANCHISEE must notify FRANCHISOR in writing at least thirty (30) days prior to the expiration of the applicable Development Period; and provide a detailed explanation for the delay and request FRANCHISOR to consider granting MASTER FRANCHISEE an extension. FRANCHISOR may, in its sole discretion, decide whether to grant such extension. If FRANCHISOR elects to grant the extension, FRANCHISOR may, in its sole discretion, require MASTER FRANCHISEE to pay U.S. $7,500 which is a genuine pre-estimation of how much such an extension would cost FRANCHISOR.

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5. If MASTER FRANCHISEE is unable to meet the Development Schedule solely as the result of Force Majeure, the Development Periods shall be extended by the amount of time during which Force Majeure shall exist, provided that if any such Force Majeure shall continue for a period in excess of six (6) months, FRANCHISOR may terminate or rescind this Agreement without the need of obtaining any judicial or administrative judgment, ruling, arbitration award or resolution of any kind, upon written notice to MASTER FRANCHISEE.

D. **EXTENSION OF DEVELOPMENT TERM.**

Upon expiration of the initial Development Term, if MASTER FRANCHISEE has substantially complied with all of the terms of this Agreement during the Development Term, and any subsequent terms, including, without limitation, the Development Schedule, subject to the terms of this Subsection D, MASTER FRANCHISEE shall have the option to renew this Agreement for two (2) additional terms of ten (10) years. MASTER FRANCHISEE shall give FRANCHISOR written notice of its request for an extension of the Development Term not less than six (6) months prior to the expiration of the Development Term.

MASTER FRANCHISEE shall then have the option to enter into a new master franchise agreement which may contain terms and conditions materially different from this Agreement, but consistent with FRANCHISOR's then-current commercial policies; provided, however, that: (i) MASTER FRANCHISEE will pay a renewal fee of Fifty Thousand Dollars (US$50,000.00) to FRANCHISOR upon execution of the new master franchise agreement for the renewal rights; (ii) for the opening of any PLANET BEACH® business after the renewal of this Agreement, MASTER FRANCHISEE will continue to pay FRANCHISOR the same Initial Franchise Fee as set forth in Exhibit D from the sale of a PLANET BEACH® business within the Development Area once these funds are cleared; (iii) MASTER FRANCHISEE will continue to pay to FRANCHISOR the continuing Royalty from each PLANET BEACH® business as set forth in Exhibit D; (iv) MASTER FRANCHISEE will, and will ensure that each Owner will, execute and deliver to FRANCHISOR a general release (in a form prescribed by FRANCHISOR) of all claims against FRANCHISOR and its Affiliates, and each of their respective officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees in their corporate and individual capacities, including claims arising under this Agreement and under any applicable law, rules or regulations. Furthermore, MASTER FRANCHISEE and any of its managers must be in compliance with FRANCHISOR's then-current qualification and training requirements.

If MASTER FRANCHISEE fails to satisfy the conditions set forth in this Subsection D, MASTER FRANCHISEE's Development Rights and all other rights granted under this Agreement shall be deemed to have expired and FRANCHISOR shall have the right to operate and grant Franchises and Development Rights for the PLANET BEACH® business in the Development Area, subject only to territorial rights previously granted to Area Development Franchisees and/or Unit Franchisees. In such a case NO compensation of any kind shall be due to MASTER FRANCHISEE, and MASTER FRANCHISEE agrees to transfer to FRANCHISOR all records and files relevant to the operations of the PLANET BEACH® business and all Area Development Franchisees and/or Unit Franchises in the Development Area, and all files, in paper, disc and electronic form as requested by FRANCHISOR, within 10 days of the expiration

of this Agreement and MASTER FRANCHISEE shall ensure that all such records and files can be transferred to FRANCHISOR in accordance with the Data Protection Act.

E. GUARANTEE INDEMNITY

It is a condition precedent of this Agreement that each Owner specified by FRANCHISOR enters into the Guarantee Indemnity at Exhibit G to guarantee the performance of MASTER FRANCHISEE'S obligations under this Agreement.

4. GUIDANCE AND ASSISTANCE.

A. INITIAL TRAINING.

Within six (6) months of the Effective Date of this Agreement and prior to thirty (30) days of the opening of each salon, MASTER FRANCHISEE and the designated salon manager shall satisfactorily complete all of FRANCHISOR's required training programs as defined below.

1. Location. With the exception of Planet Beach University Online Certification Program, all training is to be conducted in the United States either at FRANCHISOR's corporate headquarters or any other location that shall be determined by FRANCHISOR.

2. Planet Beach University Online Certification Program. MASTER FRANCHISEE must successfully complete the Planet Beach University Online, an online training program, prior to attending Franchisee School and/or any other training programs.

3. Franchisee School. MASTER FRANCHISEE must attend Franchisee School which is currently a one (1) week program. In its sole discretion FRANCHISOR may lengthen the duration of Franchisee School by one or more consecutive days.

4. Advanced Salon Management Training. MASTER FRANCHISEE must successfully complete FRANCHISOR's Advance Spa Management Training Program within one (1) year of the first salon's grand opening date.

5. Onsite Grand Opening Training. MASTER FRANCHISEE must successfully attend and participate in the Franchisor Training Programme. This consecutive five (5) day program will be conducted at the FRANCHISOR's corporate site in Marrero, Louisiana.

MASTER FRANCHISEE agrees to be responsible for all travel, living expenses and compensation for its employees/managers who attend all such initial training programs. FRANCHISOR will not charge MASTER FRANCHISEE any additional tuition-based training fee for any training required, unless otherwise provided in this Agreement. MASTER FRANCHISEE shall also reimburse FRANCHISOR for all travel and living expenses of FRANCHISOR's personnel, if such training sessions are conducted outside the United States. Additional representatives of MASTER FRANCHISEE may also attend such initial training program if desired by MASTER FRANCHISEE, without tuition, however, MASTER FRANCHISEE will be responsible to assume all other expenses as set forth in the preceding paragraph.

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B. **CONTINUING TRAINING.**

FRANCHISOR has the right but it is not obligated to provide additional training to MASTER FRANCHISEE at FRANCHISOR's corporate headquarters, or at such other location specified by FRANCHISOR, consisting of (i) two (2) additional training programs during the first years of this Agreement and (ii) one (1) program for each year of the Development Term thereafter. The additional training programs shall not exceed five (5) days of training for approximately eight (8) hours each day. MASTER FRANCHISEE will not be required to pay any tuition fees for the additional training programs; provided that MASTER FRANCHISEE shall be responsible for all travel and living expenses incurred by its representatives in connection with their attendance at such training programs. MASTER FRANCHISEE'S direct point of contact will be the Senior Director of International Operations. MASTER FRANCHISEE will have weekly scheduled calls with the Vice President of International Franchising and Chief Operating Officer from the date of the agreement signing until the MASTER FRANCHISEE'S flagship Planet Beach location opens. Upon the opening of the flagship location there will be monthly scheduled calls with the Vice President of International Franchising.

C. **CONTINUING GUIDANCE AND SUPPORT BY FRANCHISOR.**

FRANCHISOR shall provide, if it deems necessary in its sole discretion, ongoing advice and guidance to MASTER FRANCHISEE concerning the development, operation and franchising of the PLANET BEACH® business. In connection with such assistance, FRANCHISOR shall furnish written and other materials and various of its personnel to communicate the System to MASTER FRANCHISEE. FRANCHISOR personnel shall be available for periodic consultation with personnel of MASTER FRANCHISEE by telephone, email, facsimile transmission and correspondence. Upon MASTER FRANCHISEE's reasonable request, FRANCHISOR, if it deems it necessary in its sole discretion, may send personnel to the DEVELOPMENT AREA for further consultation and advice at MASTER FRANCHISEE's sole cost and expense.

D. **OPERATING MANUALS.**

FRANCHISOR shall loan to MASTER FRANCHISEE a copy of its operating manuals for the development and operation of the PLANET BEACH® business used in the United States (or, at the option of FRANCHISOR, a country with a language or culture that is the same as or similar to the language or culture of the Development Area). MASTER FRANCHISEE may from time to time submit for review and approval by FRANCHISOR any modifications to the System and System Standards (defined below) that MASTER FRANCHISEE believes to be necessary to comply with the legal requirements of the Development Area or for the commercial success of the PLANET BEACH® business operated in the Development Area. FRANCHISOR agrees to consider such proposed modifications in good faith and to notify MASTER FRANCHISEE in writing of FRANCHISOR's acceptance or rejection of such modifications, specifying the reasons for any rejections. Modifications to the System and System Standards

shall be reflected in the operating manuals for the Development Area (the "Operating Manuals"). If necessary, MASTER FRANCHISEE shall cause the Operating Manuals to be translated into the principal commercial language of the Development Area at a time to be determined or approved by FRANCHISOR. The cost of such translation shall be borne by the MASTER FRANCHISEE. MASTER FRANCHISEE acknowledges that the Operating Manuals, the copyright therein, and any translations thereof, shall be the property of FRANCHISOR and agrees to assign any copyright interest it may otherwise have to FRANCHISOR. Except for providing one (1) copy of the Operating Manuals to each Unit Franchisee, MASTER FRANCHISEE agrees that it will not copy or disclose any part of the Operating Manuals to any Person other than its employees who have a need to know the contents of the Operating Manuals.

E. **ASSISTANCE IN OPENING PROTOTYPE FACILITY.**

FRANCHISOR shall, if it deems it necessary in its sole discretion, at its own reasonable costs and sole discretion of time and timeframe, provide on-site advice, guidance and support in connection with the opening and initial operations of MASTER FRANCHISEE's PLANET BEACH® business referred to in Section 3, Subsection A of this Agreement.

F. **PRODUCT AND OPERATIONS DEVELOPMENT.**

MASTER FRANCHISEE will authorize Unit Franchisees to sell new Products and advise Area Development Franchisees and Unit Franchisees of modifications or additions to operating procedures for the development and operation of the PLANET BEACH® business that FRANCHISOR develops and designates for use by the PLANET BEACH® business franchisees. If FRANCHISOR in its sole discretion deems it necessary, FRANCHISOR will provide training to MASTER FRANCHISEE concerning such new Products and operating procedures at times and places designated by FRANCHISOR. MASTER FRANCHISEE agrees to disclose to FRANCHISOR all ideas, concepts, methods, techniques, products and services relating to the development and operation of the PLANET BEACH® business conceived or developed by MASTER FRANCHISEE and its Affiliates, Area Development Franchisees and Unit Franchisees. In order that MASTER FRANCHISEE, FRANCHISOR and all of its other franchisees may all benefit from the free interchange of ideas MASTER FRANCHISEE agrees to grant, and to ensure that its Affiliates, Area Development Franchisees, and Unit Franchisees grant to the FRANCHISOR, its Affiliates and other network members: (a) a royalty free licence to use any non-patentable improvements in the System; and (b) a non-exclusive licence at an agreed fair price of all rights in any improvement in the System which is capable of being patented;

that are created by MASTER FRANCHISEE, its Affiliates, Area Development Franchisees or Unit Franchisees..

G. **COMPUTER SOFTWARE, HARDWARE AND TECHNOLOGY.**

MASTER FRANCHISEE shall purchase and use any and all computer software programs ("Programs") which FRANCHISOR has developed or may develop and/or designate for use for the System, and shall purchase such computer hardware as may be necessary for the efficient operation of the Software within ninety (90) days from the date of receipt of written notice from FRANCHISOR. MASTER FRANCHISEE must establish a high-speed internet connection prior

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to opening any salon. The Software is and shall remain the sole property of FRANCHISOR and MASTER FRANCHISEE hereby agrees to execute any license agreement required by FRANCHISOR from time to time. FRANCHISOR has the right to require any updates or upgrades to the computer hardware components and/or Software as FRANCHISOR deems necessary from time to time but not more than three (3) times per calendar year. As stated under Section 4, the Technology Fee is currently $49.95 per month to be paid to FRANCHISOR at the same time other monthly payments are made. In addition, FRANCHISOR has the right to require MASTER FRANCHISEE to enter into a separate maintenance agreement for such computer hardware and/or Software in the form FRANCHISOR prescribes. In the use of the Software, MASTER FRANCHISEE agrees to be bound by the terms of FRANCHISOR's confidentiality and Privacy Policies (as contained in the Operations Manual). MASTER FRANCHISEE acknowledges and agrees that FRANCHISOR may deny access to the Software if obligations under this Agreement or under the Operations Manual are not met.

5. GRANT, SUPPORT AND SUPERVISION OF FRANCHISES.

A. UNIT FRANCHISE AGREEMENTS

Within (30) days after execution of this Agreement, FRANCHISOR shall furnish to MASTER FRANCHISEE its then-current version of its unit franchise agreement which is in use for granting franchise rights in the United States and in compliance with the laws therein. Within thirty (30) days of MASTER FRANCHISEE's receipt of FRANCHISOR's unit franchise agreement for the United States, MASTER FRANCHISEE shall engage, in writing, counsel from the United Kingdom for the purpose of updating and revising FRANCHISOR's unit franchise agreement (including all exhibits, ancillary documents and guarantees attached thereto) to be in total compliance with the laws and other legal requirements of the Development Area. The revised unit franchise agreement (the "Unit Franchise Agreement") will then serve to govern the relationship between MASTER FRANCHISEE and its franchisees in the Development Area. The Unit Franchise Agreement shall include a collateral novation of its obligations and rights in the event of the termination of this Agreement or expiration of the Development Term, providing the option for the FRANCHISOR to be novated any, all or none of the Unit Franchise Agreements, which shall be novated in FRANCHISOR'S sole discretion. Similarly, FRANCHISOR shall have the option, exercisable in its sole discretion, to be a named third-party beneficiary to the Unit Franchise Agreement in accordance with the provisions of the Contracts (Right of Third Parties) Act 1999.

MASTER FRANCHISEE shall submit, in English, for FRANCHISOR's review, both a black-lined and a clean copy of the Unit Franchise Agreement which complies with the laws of Development Area at least fifteen (15) days before the opening of its first Controlled Franchise as described in Section 2C of this Agreement. FRANCHISOR shall not be liable to any party under any provision of the revised Unit Franchise Agreement (including all exhibits, ancillary documents and guarantees attached thereto) that is used by MASTER FRANCHISEE in the Development Area, except as otherwise provided in this Agreement. MASTER FRANCHISEE assumes all costs and responsibility for engaging UK counsel in the time and manner expressed in this Section, and agrees to indemnify FRANCHISOR for any default under this Section.

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From time to time, MASTER FRANCHISEE shall also submit, in English, for FRANCHISOR's review any modifications to such franchise agreement that MASTER FRANCHISEE believes to be necessary to comply with legal requirements or for the commercial operations of the PLANET BEACH® business in the Development Area. MASTER FRANCHISEE does hereby assign to FRANCHISOR any copyright ownership interest MASTER FRANCHISEE may acquire in the future to the Unit Franchise Agreement or any modifications thereto, as well as any copyright ownership interest MASTER FRANCHISEE may acquire in the future in any translation(s) of the Unit Franchise Agreement. FRANCHISOR does hereby grant to MASTER FRANCHISEE a non-exclusive license to use the Unit Franchise Agreement developed pursuant to this Section 5A during the term of this Agreement. Notwithstanding any other contrary provision contained herein, MASTER FRANCHISEE shall pay all costs and expenses necessary to comply with the requirements of any governmental agency with authority over Franchise Agreements or License Agreements.

B. **AREA DEVELOPMENT RIGHTS**

In the event that MASTER FRANCHISEE decides to grant development rights within the Development Area, FRANCHISOR will supply MASTER FRANCHISEE with a copy of its then-current area development agreement upon MASTER FRANCHISEE's written request. Within thirty (30) days of MASTER FRANCHISEE's receipt of FRANCHISOR's area development agreement for the United States, MASTER FRANCHISEE shall engage, in writing, counsel from the United Kingdom for the purpose of updating and revising FRANCHISOR's area development agreement (including all exhibits, ancillary documents and guarantees attached thereto) to be in total compliance with the laws and other legal requirements of the Development Area. The revised area development agreement (the "Area Development Agreement") will then serve to govern the relationship between MASTER FRANCHISEE and its franchisees in the Development Area. The Area Development Agreement shall include a collateral novation of its obligations and rights in the event of the termination of this Agreement or expiration of the Development Term, providing the option for the FRANCHISOR to be novated any, all or none of the Area Development Agreements, which shall be novated in FRANCHISOR'S sole discretion. Similarly, FRANCHISOR shall have the option, exercisable in its sole discretion, to be a named third-party beneficiary to the Area Development Agreement in accordance with the provisions of the Contracts (Right of Third Parties) Act 1999.

MASTER FRANCHISEE shall submit, in English, for FRANCHISOR's review, both a black-lined and a clean copy of the Area Development Agreement which complies with the laws of Development Area at least fifteen (15) days before granting any Controlled Franchisee or third party Area Development rights. FRANCHISOR shall not be liable to any party under any provision of the revised Area Development Agreement (including all exhibits, ancillary documents and guarantees attached thereto) that is used by MASTER FRANCHISEE in the Development Area, except as otherwise provided in this Agreement. MASTER FRANCHISEE assumes all costs and responsibility for engaging UK counsel in the time and manner expressed in this Section, and agrees to indemnify FRANCHISOR for any default under this Section.

From time to time, MASTER FRANCHISEE shall also submit, in English, for FRANCHISOR's review any modifications to such franchise agreement that MASTER FRANCHISEE believes to be necessary to comply with legal requirements or for the commercial

operations of the PLANET BEACH® business in the Development Area. MASTER FRANCHISEE does hereby assign to FRANCHISOR any copyright ownership interest MASTER FRANCHISEE may acquire in the future to the Area Development Agreement or any modifications thereto, as well as any copyright ownership interest MASTER FRANCHISEE may acquire in the future in any translation(s) of the Area Development Agreement. FRANCHISOR does hereby grant to MASTER FRANCHISEE a non-exclusive license to use the Area Development Agreement developed pursuant to this Section 5A during the term of this Agreement. Notwithstanding any other contrary provision contained herein, MASTER FRANCHISEE shall pay all costs and expenses necessary to comply with the requirements of any governmental agency with authority over Franchise Agreements or License Agreements.

C. **AREA DEVELOPMENT FRANCHISEE/UNIT FRANCHISEE TRAINING AND SUPPORT.**

MASTER FRANCHISEE agrees to develop a training program and to provide training to Unit Franchisees and their employees in accordance with specifications prescribed by FRANCHISOR from time to time. MASTER FRANCHISEE agrees to diligently and continuously provide support and assistance to Unit Franchisees. All services and assistance provided to Unit Franchisees in connection with the operation of the PLANET BEACH® business shall be provided by MASTER FRANCHISEE and such obligation of MASTER FRANCHISEE shall not be transferred, delegated or subcontracted to any other Person. If applicable, MASTER FRANCHISEE agrees to provide Area Development Franchisee training if and as prescribed by FRANCHISOR from time to time.

D. **SYSTEM STANDARDS.**

MASTER FRANCHISEE acknowledges and agrees that the development and operation of the PLANET BEACH® business in accordance with the mandatory specifications, standards, operating procedures and rules FRANCHISOR prescribes for the development and operation of the PLANET BEACH® business (the "System Standards") is the essence of this Agreement and is essential to preserve the goodwill of the Marks related to the PLANET BEACH® business. Therefore, MASTER FRANCHISEE agrees that in order to maintain the identity and reputation of the PLANET BEACH® business and to maintain the uniformly high standards amongst franchisees carrying on business under the Marks in accordance with the System and to protect for the FRANCHISOR, MASTER FRANCHISEE and the network of franchisees carrying on the PLANET BEACH® business the goodwill and the demand for the Products sold supplied or provided in the PLANET BEACH® business under the Marks the MASTER FRANCHISEE will, at all times during the term of this Agreement comply with, and cause Area Development Franchisees and Unit Franchisees to develop, maintain and operate in compliance with, each and every System Standard, as periodically modified and supplemented by FRANCHISOR in its discretion during the term of this Agreement. Among the aspects of the development and operation of PLANET BEACH® businesses that may be regulated in FRANCHISOR's sole discretion for the above reasons, and with which MASTER FRANCHISEE is obligated to comply and that MASTER FRANCHISEE will ensure that Area Development Franchisees and Unit Franchisees comply, are: the logos; floor plans, selection of Unit Franchisees; types, models, brands and designated and approved suppliers of required and authorized equipment, signs, products, materials and supplies; sales and marketing activities, advertising and

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promotional activities, customer communication and retention programs, and materials and media required or authorized for use in such activities and programs; use and display of the Marks, and use and display of other trademarks and commercial symbols, including trademarks of approved suppliers; staffing levels and functions of employees; qualifications, dress and appearance of employees; initial and ongoing training and testing of employees; minimum hours of operation; goods and services required or authorized to be offered; arrangements with third parties to furnish products or services to customers; participation in market research and testing, and product and service development programs; management; use of approved advertising and marketing materials; bookkeeping, accounting, inventory control, data processing and record keeping systems and forms; formats, content, method and frequency of reports of sales, revenues, financial performance and condition, and other operating and financial information; types, amounts, terms and conditions of required insurance coverage; compliance with applicable laws; obtaining required licenses and permits; adherence to good business practices; observing high standards of honesty, integrity, fair dealing and ethical business conduct; and such other elements and aspects of the development, appearance and operation of, and conduct of business by, as is determined from time to time to be useful or required to preserve or enhance the operation of and the image and goodwill of the Marks. MASTER FRANCHISEE hereby agrees that System Standards prescribed from time to time in the Operating Manual, or otherwise communicated to MASTER FRANCHISEE, Area Development Franchisees and Unit Franchisees in writing, constitute provisions of this Agreement and Franchise Agreements. All references to this Agreement and Franchise Agreements shall include all System Standards as periodically modified.

E. OBLIGATIONS TO FRANCHISEE TO ENSURE AND ENFORCE FRANCHISEE COMPLIANCE WITH SYSTEM STANDARDS

To ensure that the system standards as set forth more fully in the preceding paragraph are met, MASTER FRANCHISEE agrees to undertake the following obligations:

1. Training. MASTER FRANCHISEE shall have the primary responsibility for training of its employees and all Unit Franchisees pursuant to the Development Terms (as defined in the relevant Franchise Agreement). MASTER FRANCHISEE shall designate a Person who is fluent in English to serve as MASTER FRANCHISEE's certified trainer/manager in the Development Area. Such Person shall be obligated to have successfully completed all phases of training provided by FRANCHISOR in order to become certified to train others in the Development Area. Prior to the effectiveness of any Franchise Agreement, MASTER FRANCHISEE shall ensure that at least one representative of that Unit Franchisee has successfully completed all phases of training provided by MASTER FRANCHISEE. MASTER FRANCHISEE must also provide new Unit Franchisees within the Development Area with five (5) days of on-site training within the first two (2) weeks that that Unit Franchisee's PLANET BEACH® business is opened. MASTER FRANCHISEE must also perform a 3 day on-site follow-up training session within the third month of a PLANET BEACH® business's operation.

2. Enforcing Unit Franchisee Compliance. FRANCHISOR has created and developed special procedures, standards and methods for operating and maintaining the Franchisees, which standards are incorporated in FRANCHISOR's confidential Operations Manual and/or Training Manual, as it may be amended from time to time or otherwise in writing.

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MASTER FRANCHISEE shall ensure that each PLANET BEACH® business within the Development Area is developed and operated solely in accordance with FRANCHISOR's requirements and specifications as set forth in the Operations Manual and/or Training Manual including through inspections and secret shoppers as required by FRANCHISOR policies and procedures, which may be changed from time to time. In each instance, MASTER FRANCHISEE shall ensure that each PLANET BEACH® business does not engage in deceptive, misleading or unethical practices or conduct that may have a negative impact on the reputation and goodwill of FRANCHISOR, its Unit Franchisees or the System. MASTER FRANCHISEE shall, at its cost, translate the Operations Manual (the "Translated Manual"), any marketing manuals and all other related documents into the principal language of the Country and provide to FRANCHISOR and each Unit Franchisee one copy of such documents, including all additions, supplements, improvements and updates.

3. Supervision. MASTER FRANCHISEE, or its duly authorized representative, must provide supervision to all Unit Franchisees within the Development Area. Such supervision shall include, but not be limited to, on-site supervision during the period of time prior to the opening of each Unit Franchise; general assistance, advice and consultation to Unit Franchisees with regard to entering into negotiations and agreements within the Development Area for Unit Franchisee services; review of proposed leases and contracts; consultation and assistance with regard to grand opening of each Unit Franchise; providing supplemental training and assistance of all material aspects of the operation of a PLANET BEACH® business, as needed, in accordance with FRANCHISOR requirements; periodic and regular telephone calls or visits to monitor operations of the Unit Franchisees, continuous advisory services to Unit Franchisees, ongoing training and updates for all Unit Franchisees within the Development Area. MASTER FRANCHISEE agrees to perform such duties pursuant to FRANCHISOR's requirements herein described and in accordance with the System, the Operations Manual or otherwise in writing, all of which may be changed from time to time by FRANCHISOR.

4. Advisement. MASTER FRANCHISEE must advise all Franchisees within the Development Area of problems arising out of the operation of any PLANET BEACH® business as disclosed by periodic reports submitted to MASTER FRANCHISEE or FRANCHISOR by a Unit Franchisee, or by inspections conducted by MASTER FRANCHISEE or FRANCHISOR of the Unit Franchisees within the Development Area. MASTER FRANCHISEE must provide each PLANET BEACH® business within the Development Area with such assistance in connection with the operation of such PLANET BEACH® business as is reasonably determined to be necessary by FRANCHISOR. Operational assistance may consist of advice and guidance with respect to: (i) Proper utilization of procedures developed for a PLANET BEACH® business with respect to operations and management, recruitment of personnel, advertising and promotion, compliance with regulations and related activities as approved by FRANCHISOR; (ii) Additional services authorized for Unit Franchisees within the Development Area; (iii) Purchase of equipment, furniture, fixtures, products, inventory, materials, and supplies; (iv) The institution of proper administrative bookkeeping, accounting, inventory control, supervisory and general operating procedures for the effective operation of a PLANET BEACH® business; (v) Advertising and promotional programs; (vi) Marketing and negotiating technique to be employed when dealing with prospective customers, clients and vendors; and (vii) Maintenance of the PLANET BEACH® business' premises.

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5. Regional Seminars. Not less than once every 12 months, MASTER FRANCHISEE will arrange for and conduct regional seminars within the Development Area for all Franchisees within the Development Area. Such seminars shall include training and general advisory assistance for the PLANET BEACH® business within the Development Area and MASTER FRANCHISEE shall notify FRANCHISOR in writing at least four (4) weeks prior to conducting such regional seminars.

6. Unit Franchisee Reports. MASTER FRANCHISEE must make contact with all Unit Franchisees within the Development Area for the purpose of consultation, assistance and guidance of Unit Franchisees and managers of each PLANET BEACH® business, and MASTER FRANCHISEE or its representatives will prepare, for benefit of both MASTER FRANCHISEE and FRANCHISOR, written reports regarding these regular contacts outlining any suggested changes or improvement in the operations of the PLANET BEACH® business and detailing any defaults in such operations which become evident as a result of any such contact, and a copy of each such written report must be provided to both the Unit Franchisee or its manager and FRANCHISOR.

7. Unit Franchisee Reviews. Not less than once every three (3) months, MASTER FRANCHISEE must conduct management and financial reviews with each PLANET BEACH® business in the Development Area. As a part of these reviews an evaluation form, which form will be mutually approved by FRANCHISOR and MASTER FRANCHISEE, will be completed by each Unit Franchisee to determine if MASTER FRANCHISEE is satisfactorily performing its duties and obligations under the Development Terms of this Agreement. MASTER FRANCHISEE will remit the management and financial review form, together with the MASTER FRANCHISEE evaluation forms to FRANCHISOR within 10 days after its receipt of such reviews.

8. Unit Franchisee Advertising Standards. MASTER FRANCHISEE shall establish and revise, as necessary, standards, specifications and programs for local advertising, marketing and promotion to be conducted by Unit Franchisees in their respective trading areas, including: (i) required level of local marketing expenditures; (ii) type of promotional and advertising activity; and (iii) a schedule for such activities. The local marketing expenditures shall not exceed 5% percent of a Unit Franchisee's annual "Gross Sales," as defined in the applicable Franchise Agreement. MASTER FRANCHISEE agrees that each franchised location must produce a local Ms. Planet Beach promotion annually and send a representative to compete for Ms. Planet Beach UK. At the MASTER FRANCHISEE's cost the winner of Ms. Planet Beach UK will be sent to the Ms. Planet Beach International competition held annually at the Planet Beach convention to compete for the Ms. Planet Beach International Title.

In the event MASTER FRANCHISEE fails to perform any of these duties or any other obligations imposed on it by the Development Terms of Section 3C of this Agreement, after being given a 120 day period of time to resolve, correct, or otherwise bring into compliance any Development Terms of this Agreement, FRANCHISOR has the right but not the obligation to perform said duties or obligations and MASTER FRANCHISEE hereby agrees to pay FRANCHISOR the sum of $100.00 per day for each representative of FRANCHISOR for its services in connection therewith together with any expenses incurred by FRANCHISOR in so performing, including travel, meals and lodging expenses. In the event FRANCHISOR performs

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duties for the MASTER FRANCHISEE, the MASTER FRANCHISEE shall remit a higher portion of any royalty payments or other payments owed to FRANCHISOR in an amount 20% greater than the amount agreed upon in Section 7C.

6. OTHER OBLIGATIONS OF MASTER FRANCHISEE.

A. SENIOR EXECUTIVE.

Concurrently with the execution of this Agreement MASTER FRANCHISEE agrees to designate an individual, who shall be a managing partner, shareholder or senior manager of MASTER FRANCHISEE, to act as the "Senior Executive" of MASTER FRANCHISEE. MASTER FRANCHISEE agrees to notify FRANCHISOR 15 days in advance of the desired appointment and qualifications of the proposed Senior Executive. FRANCHISOR reserves the right to disapprove of any such appointment; in which case, MASTER FRANCHISEE shall not appoint that particular individual. The Senior Executive shall exert his full-time efforts to the franchising, development and operation of MASTER FRANCHISEE and shall not engage in any other business or other activity, directly or indirectly, that requires any significant management responsibility or time commitments or that may otherwise conflict with MASTER FRANCHISEE's obligations hereunder. The Senior Executive shall attend and complete to FRANCHISOR's satisfaction such training programs as FRANCHISOR shall prescribe (which may be conducted in whole or in part at one or more of the offices of FRANCHISOR in the United States). If the relationship of the Senior Executive with MASTER FRANCHISEE terminates, or if the proposed Senior Executive fails to satisfactorily complete such training programs, MASTER FRANCHISEE agrees to promptly designate a replacement Senior Executive, who shall satisfactorily complete such training programs. The Senior Executive shall speak, read and write the English language fluently. MASTER FRANCHISEE acknowledges that its success is not dependent on the approval or disapproval of any particular Senior Executive.

B. SITE SELECTION, FRANCHISEE SELECTION/RECRUITMENT

MASTER FRANCHISEE shall be solely responsible for identifying and selecting any prospective Unit Franchisee for the timely execution of the Franchise Agreement. MASTER FRANCHISEE will cause all sales efforts made by it or under its direction to be courteous and dignified, and in a professional, ethical and responsible manner. MASTER FRANCHISEE shall deliver an original executed copy of each Franchise Agreement to FRANCHISOR within ten (10) Business Days (as defined hereinafter) of its execution. At its own expense, MASTER FRANCHISEE shall cause the Franchise Agreement to be prepared and effectively signed by each Unit Franchisee in English, unless otherwise permitted by FRANCHISOR, and shall take all steps necessary to cause each Unit Franchisee to comply with the in-term and post-term provisions of the Franchise Agreement. A Unit Franchisee shall have 180 days to submit a proposed territory within the Development Area to MASTER FRANCHISEE. MASTER FRANCHISEE shall ensure that the business site conforms to local ordinances and building codes, guide Unit Franchisee in obtaining permits, constructing and decorating the premises and

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purchasing or leasing equipment, signs, fixtures and supplies. We do not provide assistance with the business site nor approve such site.

As set forth more fully in Section 8, MASTER FRANCHISEE agrees to create and develop local advertising and promotional programs for the purpose of recruiting prospective franchisees within the Development Area and agrees to implement the use of such advertising and promotional programs immediately. The advertising and promotional programs shall be submitted to FRANCHISOR approval prior to the beginning of such program. For the first three (3) years of this Agreement, MASTER FRANCHISEE agrees to expend not less than Twenty Thousand Dollars (U.S.$20,000.00) per month on advertising and promotional programs for the purpose of recruiting new franchises. If, at the end of the three (3) year period, MASTER FRANCHISEE is in compliance with its Development Schedule, this requirement shall lapse and MASTER FRANCHISEE shall thereafter use its best endeavours to recruit prospective franchisees. The advertising and promotional program will include only local and regional advertising media specific to the Development Area, national media advertising and franchise trade shows.

C. **INSURANCE.**

MASTER FRANCHISEE must maintain insurance that may be required by law in connection with its business as the MASTER FRANCHISEE, and must further maintain comprehensive general liability coverage. In the event that MASTER FRANCHISEE owns and operates any Franchised Business, MASTER FRANCHISEE must maintain all insurance required under the applicable Franchise Agreements.

In connection with all areas of liability coverage, MASTER FRANCHISEE must submit as proof of such insurance a fully paid insurance policy naming FRANCHISOR and any other parties designated by FRANCHISOR as additional insured parties, to FRANCHISOR for FRANCHISOR's prior approval before commencing the business contemplated hereunder. Any proposed changes in the insurance policies must be submitted to FRANCHISOR for its prior approval. MASTER FRANCHISEE must furnish to FRANCHISOR a copy of the then prevailing insurance policies with assurances that the specified insurance is in full force and effect; that the insurance covers MASTER FRANCHISEE, FRANCHISOR and other designated parties as their respective interest may appear, and that said insurance policies will not be cancelled or modified by the insurer without written notice to FRANCHISOR at least thirty (30) days prior to the proposed cancellation or modification including, but not limited to, products liability, property damage, personal injury, owned and non-owned automobile and contractual liability, with a combined single limit of at least $3,000,000.00 or such larger amount as FRANCHISOR may reasonably require.

D. **RECORDS AND REPORTS.**

MASTER FRANCHISEE agrees to maintain and preserve at its Owner office, full, complete and accurate records and reports pertaining to the development and operation of Area Development Franchisees, Unit Franchises and the performance by MASTER FRANCHISEE of its obligations under this Agreement, including, but not limited to, records and information relating to: franchisee applications, site reports, inspection and supervisory reports relating to the

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operation of Area Development Franchises, Unit Franchisees, copies of Franchise Agreements for each PLANET BEACH® business, records reflecting the financial condition and performance of MASTER FRANCHISEE, Area Development Franchisees and Unit Franchisees, records of the receipts and expenditures of the Marketing Fund (defined below) and such other records and reports as periodically may be prescribed by FRANCHISOR. FRANCHISOR and/or its agents shall have the right to inspect, audit and make copies or extracts of such records and reports and MASTER FRANCHISEE agrees to fully cooperate with any such inspection or audit during regular business hours. FRANCHISOR will give MASTER FRANCHISEE ten (10) days prior written notice of any such inspection or audit. FRANCHISOR shall have the right, at any time, during normal business hours, to inspect the premises of any Area Development Franchisee or Unit Franchise for the purpose of monitoring an Area Development Franchisee's and/or Unit Franchisee's compliance with its Area Development Agreement, Unit Franchise Agreement and MASTER FRANCHISEE's compliance with the terms of this Agreement.

In addition to the reports required in connection with the operation and franchising of the PLANET BEACH® business, MASTER FRANCHISEE shall deliver to FRANCHISOR in the form periodically prescribed by FRANCHISOR and in a true, accurate and timely manner: (i) by the twentieth (20th) day of each month, a report of the number of Unit Franchises operating during the immediately preceding month; (ii) within thirty (30) days of the end of each quarter of MASTER FRANCHISEE's financial year, a profit and loss account for such quarter and a report disclosing MASTER FRANCHISEE's net worth as of the end of such quarter; (iii) within ninety (90) days after the end of MASTER FRANCHISEE's financial year, a financial year-end balance sheet for MASTER FRANCHISEE and a profit and loss account for such financial year reflecting all year-end adjustments, and a statement of changes in financial condition on a basis consistent with generally accepted accounting principles of the Country (until such time as the accounting principles and standards of the International Accounting Standards Committee are adopted by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, and thereafter on a basis consistent with the principles and standards adopted by the International Accounting Standards Committee); and upon request by FRANCHISOR, MASTER FRANCHISEE's most recent audited annual financial statements; (iv) not less than sixty (60) days prior to the end of each Development Period, a business and development plan for the succeeding Development Period, including plans for sales of Franchises, development of Franchises and capital and operating budgets; (v) within sixty (60) days following the end of each Development Period, an analysis of MASTER FRANCHISEE's compliance with the development plans for the previous Development Period; (vi) not less than sixty (60) days prior to the end of each financial year of MASTER FRANCHISEE, a marketing plan and budget describing the proposed marketing activities and expenditures for the National Marketing Fund (as defined hereinafter) for the succeeding financial year; (vii) within sixty (60) days following the end of each financial year of MASTER FRANCHISEE, a report of the receipts and disbursements of, and advertising, promotion, public relations, market research and other marketing programs and activities undertaken by, the National Marketing Fund (as defined hereinafter) during the preceding year; such other data, reports, information, financial statements and supporting records relating to Area Development Franchisee and/or Unit Franchisees and Gross Sales of the PLANET BEACH® business as FRANCHISOR periodically prescribes. Each such report and financial statement furnished by MASTER FRANCHISEE shall be verified as correct and signed by MASTER FRANCHISEE in the manner prescribed by FRANCHISOR. MASTER FRANCHISEE shall immediately report to FRANCHISOR any events or develop-

ments which may have a significant or material adverse impact on the performance of MASTER FRANCHISEE under this Agreement or the goodwill associated with the Marks. MASTER FRANCHISEE shall ensure that all information to be provided to FRANCHISOR pursuant to this Section that contains "Personal Data" (as defined in the Data Protection Act) can be provided to FRANCHISOR in compliance with the Data Protection Act.

Furthermore, MASTER FRANCHISEE shall, at its own cost, visit FRANCHISOR offices in Marrero, Louisiana located in the United States or at such other location as shall be mutually determined by FRANCHISOR and MASTER FRANCHISEE, at least once a year, to inform FRANCHISOR's officers of MASTER FRANCHISEE's progress toward complying with the terms of this Agreement. During this visit, MASTER FRANCHISEE shall establish a level of Marketing Fund expenditures to be made by Franchisees in the Territory that is acceptable to FRANCHISOR, and will discuss any other yearly business plans regarding the development of the Development Area detailed in the preceding paragraph.

E. GOVERNMENTAL APPROVALS.

MASTER FRANCHISEE agrees to execute any and all instruments and documents, render such assistance, and otherwise cooperate with FRANCHISOR, in order to obtain all governmental approvals necessary, in the opinion of FRANCHISOR's counsel, to comply with the Legal Requirements, including, without limitation, obtaining visas for FRANCHISOR personnel. At its option, FRANCHISOR shall have the right to submit, or to require MASTER FRANCHISEE to submit, this Agreement and/or the Franchise Agreement to any governmental entity or agency (the "Agency") for registration or approval of any clause thereof in the event FRANCHISOR determines such registrations or approvals are necessary in order to comply with the Legal Requirements. If the Agency requires that any amendments be made to this Agreement and/or the Franchise Agreement as a condition to such approval or registration and such amendments are acceptable to FRANCHISOR, FRANCHISOR will deliver to MASTER FRANCHISEE for execution an addendum to this Agreement and/or the Franchise Agreement, or other appropriate documents, to reflect such amendments.

F. COMPLIANCE WITH LEGAL REQUIREMENTS AND GOOD BUSINESS PRACTICES.

1. MASTER FRANCHISEE shall secure and maintain in force in its name all required licenses, permits, and certificates relating to the conduct of its business pursuant to this Agreement. MASTER FRANCHISEE shall at all times comply with Legal Requirements. All advertising by MASTER FRANCHISEE shall be completely factual and conform to high standards of ethical advertising. MASTER FRANCHISEE shall in all dealings with FRANCHISOR, public officials and other third parties adhere to high standards of honesty, integrity, fair dealing and ethical conduct. MASTER FRANCHISEE agrees to refrain from any business or advertising practice which may be injurious to the business of FRANCHISOR or MASTER FRANCHISEE and the goodwill associated with the Marks and the PLANET BEACH® business. MASTER FRANCHISEE shall notify FRANCHISOR in written form within five (5) days of being served with any proceedings, court action or suit, or being served with any order, injunction, award, or decree of any court, agency, or other governmental

instrumentality, which may adversely affect the operation or financial condition of MASTER FRANCHISEE or a Unit Franchisee.

2. MASTER FRANCHISEE shall at all times comply with and shall ensure that its Affiliates, Area Development Franchisees, Unit Franchisees, officers and employees shall comply with the Data Protection Act including without limitation:

i. ensuring all electronic and hard copy materials containing Personal Data can be sent to FRANCHISOR in the US in compliance with the Data Protection Act;

ii. obtaining appropriate consents from customers and prospective customers of MASTER FRANCHISEE, Area Development Franchisees and Unit Franchisees so that FRANCHISOR may if it wishes use such information for marketing, market research or any other purpose notified in writing to MASTER FRANCHISEE; and

iii. MASTER FRANCHISEE agrees not during the term of this Agreement to enter in to any transaction or arrangement which causes the Trading Schemes Act 1996 to apply to the network of PLANET BEACH® businesses in the Development Area and the MASTER FRANCHISEE further agrees that it will at the date of this Agreement be registered with H M Revenue & Customs for VAT and shall not during the term of this Agreement cease for any reason to be registered for VAT. In addition the MASTER FRANCHISEE will ensure that at all times whilst they are parties to a Franchise Agreement or Area Development Agreement (as applicable) Unit Franchisees, Affiliates of MASTER FRANCHISEE and Area Development Franchisees will register and remain registered for VAT with HM Revenue & Customs. Failure by MASTER FRANCHISEE to comply with any aspect of this sub-paragraph will be a material breach that allows FRANCHISOR the right to terminate this Agreement immediately.

G. COMPLIANCE WITH U.S. AND OTHER ANTI-TERRORIST AND RELATED LAWS, REGULATIONS, ETC.

MASTER FRANCHISEE acknowledges that FRANCHISOR is an American franchisor and certifies that neither MASTER FRANCHISEE nor its Owners, employees or anyone associated with MASTER FRANCHISEE is listed in the Annex to Executive Order 13224 (http://www.treasury.gov/offices/enforcement/ofac/sanctions/terrorism.html).

MASTER FRANCHISEE agrees not to hire or have any dealings with a person listed in the Annex. MASTER FRANCHISEE certifies that it has no knowledge of information that, if generally known, would result in MASTER FRANCHISEE, its Owners, employees, or anyone associated with MASTER FRANCHISEE being listed in the Annex to Executive Order 132234. MASTER FRANCHISEE agrees to comply with and/or assist FRANCHISOR to the fullest extent possible in FRANCHISOR's efforts to comply with the Anti-Terrorism Laws (as defined below). In connection with such compliance, MASTER FRANCHISEE certifies, represents, and warrants that none of its property or interests are subject to being "blocked" under any of the Anti-Terrorism Laws and that MASTER FRANCHISEE and its Owners are not otherwise in violation of any of the Anti-Terrorism Laws. MASTER FRANCHISEE is solely responsible for ascertaining what actions must be taken by MASTER FRANCHISEE to comply with all such

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Anti-Terrorism Laws, and MASTER FRANCHISEE specifically acknowledges and agrees that MASTER FRANCHISEE's indemnification responsibilities as provided in Section 10.D of this Agreement pertain to MASTER FRANCHISEE's obligations under this Section 6.G. Any misrepresentation by MASTER FRANCHISEE under this Section or any violation of the Anti-Terrorism Laws by MASTER FRANCHISEE, its Owners, or employees shall constitute grounds for immediate termination of this Agreement and any other agreement MASTER FRANCHISEE has entered into with FRANCHISOR or one of FRANCHISOR's affiliates in accordance with the terms of Section 13.B of this Agreement. As used herein, "Anti-Terrorism Laws" means Executive Order 13224 issued by the President of the United States, the Terrorism Sanctions Regulations (Title 31, Part 595 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31, Part 597 of the U.S. Code of Federal Regulations), the Cuban Assets Control Regulations (Title 31, Part 515 of the U.S. Code of Federal Regulations), the USA PATRIOT Act, and all other present and future federal, state and local laws, ordinances, regulations, policies, lists and any other requirements of any Governmental Authority (including, without limitation, the United States Department of Treasury Office of Foreign Assets Control) addressing or in any way relating to terrorist acts and acts of war.

7. INITIAL AND CONTINUING FEES.

The fees shall consist of five (5) types of payments as described in subsections lettered A through E below.

A. DEVELOPMENT FEE.

Concurrently with the execution of this Agreement, MASTER FRANCHISEE shall pay to FRANCHISOR the sum set forth in Section 1 of Exhibit D hereof as a nonrefundable development fee ("Development Fee"), which shall be fully earned by the FRANCHISOR upon the execution of this Agreement.

B. INITIAL FRANCHISE FEES, NOTIFICATION OF RECEIPT BY FRANCHISOR AS A CONDITION PRECEDENT TO OPENING OF FRANCHISE.

MASTER FRANCHISEE agrees to pay to FRANCHISOR the sum set forth in Section 2 of Exhibit D hereof as an Initial Franchise Fee for each sale of a PLANET BEACH® business in the Development Area, whether that sale be made to a Controlled Franchisee or a third-party franchisee. The Initial Franchise Fee varies depending on the number of Franchise granted to a Franchisee, with Franchises being sold in the following "packs": (i) one Franchise; (ii) three Franchises; (iii) five Franchises; and (iv) ten Franchises. If the license is not exercised and the PLANET BEACH® location is not open then MASTER FRANCHISEE agrees to pay to FRANCHISOR the Initial Franchise Fee set forth in Section 2 of Exhibit D. There is no Initial Franchisee Fee payable to FRANCHISOR for the resale or transfer of an existing, opened PLANET BEACH® location.

Similarly, MASTER FRANCHISEE agrees to pay to FRANCHISOR the sum set forth in Section 3 of Exhibit D for the sale of Area Development Rights to an Area Development Franchisee.

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The Initial Franchise Fee shall be fully earned by FRANCHISOR upon execution of a Unit Franchise Agreement. MASTER FRANCHISEE shall wire the Initial Franchise Fee to FRANCHISOR within ten (10) days of MASTER FRANCHISEE receiving said funds. Likewise, in the event that MASTER FRANCHISEE sells development rights within the Development Area, MASTER FRANCHISEE agrees to pay to FRANCHISOR the sum set forth in Section 2 of Exhibit D hereof as a fee, which shall be fully earned by FRANCHISOR upon execution of an Area Development Agreement. These fees shall also be wired to FRANCHISOR within ten (10) days after the execution of an Area Development Agreement,

Upon the later to occur of (i) receipt of the Initial Franchise Fee and (ii) satisfaction of all other conditions for opening the PLANET BEACH® business set forth in this Agreement and the applicable Franchise Agreement to be sent via registered mail or it equivalent to FRANCHISOR's corporate headquarters, FRANCHISOR will issue, in writing, a notice to MASTER FRANCHISEE indicating that it has received the Initial Franchise Fee, that all other conditions for opening a PLANET BEACH® business have been satisfied and that the applicable Franchise may be opened for business.

C. **ROYALTIES.**

For each Unit Franchise (including Unit Franchisees that are Controlled Franchisees or Master Franchisee Affiliated Units), you will pay us the percentage of such Unit Franchise's Gross Sales for the immediately preceding month as defined in Section 3 of Exhibit D hereof by the 5th day of each month for the preceding calendar month. The two of us mutually agree that Unit Franchise's revenues earned or received in connection with the retail sales of Products (by all Unit Franchises, including Master Franchisee Affiliated Units) shall be included in Gross Sales for Royalty calculation purposes. You agree that any such Products shall be distributed and sold exclusively to and through Unit Franchises or Area Development Franchises.

D. **ADVERTISING FUND CONTRIBUTIONS.**

MASTER FRANCHISEE is responsible for setting up its own National Marketing Fund as set forth more fully below in Section 8 as the "NMF". As such, MASTER FRANCHISEE does not have an obligation to remit the payments set forth in Section 8 to FRANCHISOR, but all marketing and promotional expenditures are subject to the discretion and approval of FRANCHISOR as set forth therein.

E. **TECHNOLOGY FEES**

MASTER FRANCHISEE agrees to pay a Technology Fee of $49.95 per month to FRANCHISOR or its designee in accordance with FRANCHISOR's then current policy regarding such Technology Fees.

F. **WITHHOLDING TAXES.**

In the event that any amounts payable by MASTER FRANCHISEE to FRANCHISOR hereunder are subject to withholding or other taxes that MASTER FRANCHISEE is required to

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deduct from such payments, MASTER FRANCHISEE shall make payment to FRANCHISOR in the amount required by this Agreement without the reduction or deduction for such withholding or other taxes. Consequently, all payments to FRANCHISOR hereunder shall be increased to the extent necessary to provide FRANCHISOR with the same net amount it would have received had no such taxes been applicable to such payment. For example, if a payment of one thousand US dollars (US$1,000.00) is due to FRANCHISOR, and if a withholding tax of ten percent (10%) is applicable under the laws of the Country, then the amount due to FRANCHISOR shall be increased to one thousand one hundred and eleven US dollars (US$1,111.00), the applicable tax rate of ten percent (10%) shall be applied to that amount, the resulting tax of one hundred and eleven US dollars (US$111.00) shall be deducted by MASTER FRANCHISEE and remitted to the appropriate tax authority in the Country, and one thousand US dollars (US$1,000.00) shall be remitted by MASTER FRANCHISEE to FRANCHISOR. MASTER FRANCHISEE agrees to promptly deliver to FRANCHISOR receipts of applicable governmental authorities for all such taxes withheld or paid. MASTER FRANCHISEE shall be responsible for and shall indemnify and hold FRANCHISOR and its Affiliates harmless against any penalties, interest and expenses incurred by or assessed against FRANCHISOR or its Affiliates as a result of MASTER FRANCHISEE's failure to withhold such taxes or to timely remit them to the appropriate taxing authority. MASTER FRANCHISEE agrees to fully and promptly cooperate with FRANCHISOR to provide such information and records as FRANCHISOR may request in connection with any application by FRANCHISOR to any taxing authority with respect to tax credits, exemptions or refunds available for any withholding or other taxes paid or payable by MASTER FRANCHISEE. FRANCHISOR'S Affiliates are third party beneficiaries to this Agreement in accordance with the provisions of the Contracts (Rights Of Third Parties) Act 1999.

G. **CURRENCY OF PAYMENT.**

Payments by MASTER FRANCHISEE to FRANCHISOR hereunder shall be made in United States Dollars unless otherwise specified by FRANCHISOR. All payments hereunder to be calculated in the currency of the Country and converted into Dollars for payment to FRANCHISOR shall be converted at the spot currency rate announced by CITIBANK as of 10:00 a.m. Eastern USA time on the date payment is transmitted; provided, however, that, in the event a payment is transmitted after the date payment is due, the currency exchange rate used shall be the rate as of the date payment was due or the rate as of the date the payment is transmitted, whichever rate produces the larger amount in the currency of payment. All payments shall be submitted electronically (e.g. bank transfer) or as otherwise directed by FRANCHISOR to a bank of FRANCHISOR's choosing located in the United States or elsewhere. MASTER FRANCHISEE shall execute all agreements and consents reasonably necessary to effectuate electronic payment. MASTER FRANCHISEE shall pay for all costs related to the transfer of funds to FRANCHISOR.

H. **EXCHANGE CONTROLS.**

MASTER FRANCHISEE shall use its best endeavours to obtain any consents or authorizations which may be necessary in order to permit timely payments in U.S. Dollars of all amounts payable hereunder. If at any time, any legal restriction is imposed upon the purchase of U.S. Dollars or the transfer to or credit of a non-resident company with payments in U.S. Dollars, MASTER FRANCHISEE shall notify FRANCHISOR immediately. While such restrictions are

in effect, FRANCHISOR may require payment in any currency designated by FRANCHISOR that is available to MASTER FRANCHISEE or, at FRANCHISOR's option, may require MASTER FRANCHISEE to deposit all amounts due but unpaid as a result of such a restriction in any type of account, in any bank or institution in the Country designated by FRANCHISOR, or in the form of products or services available to MASTER FRANCHISEE or its Affiliate at the actual cost of such products or services to MASTER FRANCHISEE or its Affiliate. FRANCHISOR shall be entitled to all interest earned on such deposits. If payment is made in products or services, MASTER FRANCHISEE agrees to deliver such products or services to FRANCHISOR or its designated agent or shipper within the Development Area. All costs incurred by MASTER FRANCHISEE in complying with this Subsection G shall be the responsibility of MASTER FRANCHISEE.

I. INTEREST ON LATE PAYMENTS.

Failure by MASTER FRANCHISEE to timely remit the monthly payments and any related monthly reports will result in a late fee such amount being a genuine pre-estimation of the loss suffered by FRANCHISOR as a result of such a failure by MASTER FRANCHISEE) in the amount of $100.00 plus interest. All amounts which MASTER FRANCHISEE owes to FRANCHISOR or its Affiliates under this Agreement or any related agreement shall bear interest after the due date at the rate of one and one-half percent (1.5%) per month above the base rate of the Bank of England, unless such rate is higher than the highest legal rate permitted by applicable law, in which case, the rate payable shall be the highest legal rate permitted by law. Such interest shall be payable in the same currency as the debt on which interest accrues. MASTER FRANCHISEE acknowledges that this Subsection I shall not constitute FRANCHISOR's agreement to accept such payments in place of such debts or a commitment by FRANCHISOR to extend credit to, or otherwise finance MASTER FRANCHISEE's business operated pursuant to this Agreement. MASTER FRANCHISEE acknowledges that its failure to pay all such amounts when due shall constitute grounds for termination of this Agreement notwithstanding the provisions of this Subsection I.

J. STAMP DUTIES.

If required by law of the Development Area, MASTER FRANCHISEE shall within the time prescribed by applicable law, submit an executed copy of this Agreement to each governmental agency within the Country responsible for the assessment of stamp duty or comparable duties or taxes for the purposes of assessing or obtaining an opinion as to the stamp duty payable on or in respect of this Agreement and MASTER FRANCHISEE agrees to pay all stamp duties and comparable duties and taxes (including any penalties for late payment) assessed to be payable on or in respect of this Agreement.

K. PROOF OF AMOUNTS DUE.

If required by law of the Development Area, a certificate issued under the hand of the current President or Vice President of the FRANCHISOR, stating the amount due at the date of the certificate as well as any interest due calculated in accordance with the terms of Subsection 7 I. shall be conclusive proof of the amount and interest calculated thereon due at the time of the

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certificate. It shall not be necessary for the FRANCHISOR to prove the appointment of the person signing, his/her signature, his/her authority so to sign or the amount(s) and interest rate stated in the certificate.

L. **INTERNATIONAL VENDOR PROGRAM**

MASTER FRANCHISEE and FRANCHISOR agree to split any rebates provided by vendors who are selected as the approved suppliers of any service or product which is necessary in connection with the operation of a PLANET BEACH® Business in accordance with the terms of FRANCHISOR's International Vendor Program which is attached hereto as **Exhibit H**.

8. **MARKETING.**

As previously set forth in Subsections 5E and 6B, MASTER FRANCHISEE shall establish and revise, as necessary, standards, specifications and programs for both national and local advertising, marketing and promotion to be conducted by Unit Franchisees in their respective trading areas, including: (i) required level of local marketing expenditures; (ii) type of promotional and advertising activity; and (iii) a schedule for such activities.

MASTER FRANCHISEE shall establish a National Marketing Fund (the "NMF"), and collect monthly royalties from all Unit Franchisee's in the Development Area to maintain the NMF. The NMF shall fund, among other things, the Ms. Planet Beach UK competition, MASTER FRANCHISEE agrees that each franchised location must produce a local Ms. Planet Beach promotion annually and send a representative to compete for Ms. Planet Beach UK.

MASTER FRANCHISEE shall also ensure that Unit Franchisees set up their own individual system for local marketing as required under the Franchise Agreement. The local marketing expenditures shall not exceed 5% percent of a Unit Franchisee's annual "Gross Sales," as defined in the applicable Franchise Agreement.

For both NMF expenditures and those expenditures dealing with franchisee recruitment, MASTER FRANCHISEE shall submit to FRANCHISOR for prior approval all sales, promotional, and advertising and other materials, which relate to recruiting new Unit Franchisees or for proposed use by a Unit Franchisee to attract patrons. FRANCHISOR will notify MASTER FRANCHISEE of its approval of the proposed materials and programs within seven (7) days after receipt. If FRANCHISOR does not approve such material and programs within such period, such material shall be deemed disapproved and MASTER FRANCHISEE shall not use such materials in any manner. FRANCHISOR shall use reasonable endeavours to respond within said ten (10) days period and shall not unreasonably withhold or delay approval. FRANCHISOR will have the sole right to formulate and make policy decisions concerning every aspect of sales, promotions, advertising and other programs. MASTER FRANCHISEE is required to produce Ms. Planet Beach UK contestant to compete in the United States at the Ms. Planet Beach International competition that is held each year at the convention.

9. **EXCLUSIVE RELATIONSHIP.**

MASTER FRANCHISEE acknowledges and agrees that FRANCHISOR would be unable to protect the Confidential Information against unauthorized use or disclosure and would be

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unable to encourage a free exchange of ideas and information among owners of the PLANET BEACH® business if master franchisees, franchisees and their management personnel were permitted to engage in, have Ownership Interests in or perform services for Competitive Businesses. MASTER FRANCHISEE further acknowledges that the restrictions contained in this Section will not hinder its activities or those of the Restricted Persons under this Agreement or otherwise. FRANCHISOR has entered into this Agreement with MASTER FRANCHISEE on the express condition that with respect to the development and operation of PLANET BEACH® businesses and other businesses engaged in the production and sale of the Products, MASTER FRANCHISEE and the Restricted Persons will deal exclusively with FRANCHISOR. MASTER FRANCHISEE therefore agrees that during the term of this Agreement, MASTER FRANCHISEE and Restricted Persons shall not directly or indirectly engage in any Competitive Business in a territory where it would compete with one or more of the PLANET BEACH® business activities or with FRANCHISOR and MASTER FRANCHISEE shall procure that all such Restricted Persons as specified by FRANCHISOR enter into a Non Disclosure Deed in the appropriate form as set out in Exhibit F and MASTER FRANCHISEE shall take such steps at its own expense as FRANCHISOR may require in order to enforce the said Deed and/or restrain any breach of its terms. Notwithstanding the above, MASTER FRANCHISEE will be allowed to obtain Products from other PLANET BEACH® businesses where such other PLANET BEACH® businesses have an excess of such Products and such Products conform with the FRANCHISOR'S then current standards for such Products. For the purposes of this Section, the phrase "directly or indirectly engage in any Competitive Business" shall include, without limitation: (a) the ownership of a direct or indirect interest in a Competitive Business, if such Ownership Interest confers upon MASTER FRANCHISEE or a Restricted Person the power to influence the economic conduct of such Competitive Business; and (b) the performance of services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business.

10. INDEPENDENT CONTRACTORS/INDEMNIFICATION.

A. INDEPENDENT CONTRACTORS.

It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that FRANCHISOR and MASTER FRANCHISEE are and shall be independent contractors, and that nothing in this Agreement is intended to make either party a general or special agent, joint venturer, partner, or employee of the other for any purpose. MASTER FRANCHISEE shall conspicuously identify itself in all dealings with others as a master franchisee or subfranchisor of the PLANET BEACH® business and shall conspicuously and prominently place such other notices of independent ownership on such forms, business cards, stationery, and other materials as FRANCHISOR may require from time to time and as are necessary to comply with the Business Names Act 1985.

B. NO LIABILITY FOR ACTS OF OTHER PARTY.

MASTER FRANCHISEE shall not employ any of the Marks in signing any contract, application for any license or permit, or in a manner that may result in liability of FRANCHISOR or its Affiliates for any indebtedness or obligation of MASTER FRANCHISEE, nor will MASTER FRANCHISEE use the Marks in any way not expressly authorized herein. Except as

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expressly authorized in writing, neither FRANCHISOR nor MASTER FRANCHISEE shall make any express or implied agreements, warranties, guarantees or representations, or incur any debt in the name of or on behalf of the other, or represent that their relationship is other than franchisor and master franchisee or subfranchisor, and neither FRANCHISOR nor MASTER FRANCHISEE shall be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing, nor shall FRANCHISOR be obligated for any damages to any Person or property directly or indirectly arising out of the development or operation of Area Development Franchises, Unit Franchises, MASTER FRANCHISEE Affiliated Units or MASTER FRANCHISEE's obligations and business conducted pursuant to this Agreement.

C. **TAXES.**

FRANCHISOR shall have no liability for any sales, value added, use, service, stamp duty, occupation, excise, gross receipts, income, property, payroll or other taxes, whether levied upon this Agreement, MASTER FRANCHISEE, one or more of MASTER FRANCHISEE's properties, or upon FRANCHISOR, in connection with the business conducted by MASTER FRANCHISEE (except any taxes that FRANCHISOR is required by law to collect from MASTER FRANCHISEE with respect to purchases from FRANCHISOR). Payment of all such taxes shall be the responsibility of MASTER FRANCHISEE.

D. **INDEMNIFICATION.**

MASTER FRANCHISEE agrees to indemnify, defend and hold FRANCHISOR, its Affiliates, and their respective shareholders, directors, officers, employees, agents, and their respective successors and assignees, harmless against and to reimburse them for all claims causes of action, costs, expenses, loss, liability, damages or obligations arising from or relating to MASTER FRANCHISEE's obligations pursuant to this Section, any and all taxes described in Subsection C of this Section or Subsection 7 E., the operation of MASTER FRANCHISEE's business pursuant to this Agreement, the breach by any of the Restricted Persons of any provisions of this Agreement applicable to such Restricted Persons, the direction and administration of the Marketing Fund, the operation or termination of any Area Development Franchise or Unit Franchise, or the transfer of any interest in this Agreement, an Area Development Agreement, Franchise Agreement, or an Ownership Interest in MASTER FRANCHISEE, to the extent that such claims, causes of action, costs, expenses, loss, liability, damages or obligations do not arise from the negligence or wrongful conduct of FRANCHISOR. For purposes of this indemnification, "claims" shall mean and include all obligations, actual and consequential damages, and costs incurred in the defense of any claim against FRANCHISOR, including without limitation reasonable accountants', attorneys', attorney assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses, and travel and living expenses. FRANCHISOR shall have the right to defend any such claim against it in such manner as FRANCHISOR deems appropriate. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement. For the avoidance of doubt, the FRANCHISOR'S Affiliates are third party beneficiaries to this Agreement in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

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11. MARKS.

A. GOODWILL AND OWNERSHIP OF THE MARKS.

MASTER FRANCHISEE acknowledges that MASTER FRANCHISEE's right to use the Mark is derived solely from this Agreement and is limited to granting Franchises in the Development Area in accordance with the terms hereof. Any unauthorized use of the Marks by MASTER FRANCHISEE shall constitute a breach of this Agreement and an infringement of the rights of FRANCHISOR in and to the Marks. MASTER FRANCHISEE acknowledges and agrees that all usage of the Marks by MASTER FRANCHISEE. Area Development Franchisees and Unit Franchisees and any goodwill established by such use by MASTER FRANCHISEE, Area Development Franchisees and/or Unit Franchisees shall inure to the exclusive benefit of FRANCHISOR and that this Agreement does not confer any goodwill or other interests in the Marks upon MASTER FRANCHISEE (other than the right to grant Franchises in compliance with this Agreement). All provisions of this Agreement applicable to the Marks shall apply to any other trademarks and commercial symbols hereafter authorized for use by and licensed to MASTER FRANCHISEE by FRANCHISOR. MASTER FRANCHISEE agrees that neither MASTER FRANCHISEE agrees to not, and to ensure that its Affiliates do not, use or attempt to register, any other trademarks, service marks or other commercial symbol for use in connection with the development, operation or franchising of Similar Businesses or Competitive Businesses.

MASTER FRANCHISEE acknowledges, and will not contest, infringe or harm FRANCHISOR's exclusive ownership and rights to each and every aspect of the system. MASTER FRANCHISEE agrees to execute any and all documents that may be submitted from FRANCHISOR that it deems necessary to carry out the foregoing requirements. MASTER FRANCHISEE's right to market the system and establish and sell PLANET BEACH® businesses is specifically limited to the Development Area, and is subject to the supervision and control of FRANCHISOR as provided herein. MASTER FRANCHISEE's rights will terminate upon the expiration or termination of the Agreement for any reason whatsoever.

B. LIMITATIONS ON MASTER FRANCHISEE'S USE OF THE MARKS.

MASTER FRANCHISEE shall not use the Marks as part of any corporate or trade name or with any prefix, suffix, or other modifying words, terms, designs, or symbols, or in any modified form, nor may MASTER FRANCHISEE use any Mark in connection with the performance or sale of any unauthorized services or products or in any other manner not expressly authorized in writing by FRANCHISOR. All Marks shall be displayed in the manner prescribed by FRANCHISOR.

C. NOTIFICATION OF INFRINGEMENT AND CLAIMS.

MASTER FRANCHISEE shall immediately notify FRANCHISOR by telephone, and thereafter, in written form, of any apparent infringement of or challenge (actual or threatened) to MASTER FRANCHISEE's or a Unit Franchisee's use of any Mark, or claim by any Person of any rights in any Mark or a confusingly or deceptively similar trademark or service mark. MASTER FRANCHISEE shall not communicate with any Person other than its counsel, FRANCHISOR and FRANCHISOR's counsel with respect to any such infringement, challenge

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or claim. FRANCHISOR shall have sole discretion to take such action as it deems appropriate in connection with any such infringement, challenge or claim, and shall have the right to control any settlement, litigation, arbitration or administrative proceeding arising therefrom. MASTER FRANCHISEE agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of FRANCHISOR's counsel, be necessary or advisable to protect and maintain the interests of FRANCHISOR in the Marks. FRANCHISOR will reimburse MASTER FRANCHISEE for reasonable expenses incurred and paid by MASTER FRANCHISEE in complying with requirements imposed by this Subsection C.

D. **MODIFY/DISCONTINUANCE OF USE OF MARKS.**

If it becomes advisable at any time in FRANCHISOR's sole judgment for MASTER FRANCHISEE and one or more Area Development Franchisees and/or Unit Franchisees to modify or discontinue use of any Mark and/or for MASTER FRANCHISEE or any Area Development Franchisee and/or Unit Franchisee to use one or more additional or substitute trademarks or service marks, MASTER FRANCHISEE agrees to immediately comply with and require such Area Development Franchisees and/or Unit Franchisees to immediately comply with FRANCHISOR's directions to modify or otherwise discontinue the use of such Mark, and/or use one or more additional or substitute trademarks, logos or commercial symbols. In such an event such modified, additional or substitute trademarks, logos or commercial symbols will be governed by the terms of this Agreement. FRANCHISOR will have no obligation to compensate or reimburse MASTER FRANCHISEE, Area Development Franchisee or Unit Franchisees for any expenditures made by them to modify or discontinue the use of a Mark or to adopt substitutes for discontinued Marks, including, without limitation, any expenditures relating to advertising or promotional materials, and no obligation to reimburse MASTER FRANCHISEE, Area Development Franchisees or Unit Franchisees for any loss of goodwill of their businesses related to a discontinued Mark. If such Marks must be modified, Planet Beach International, LLC will provide a phase in period of not less than six (6) months to incorporate the modification.

E. **LICENSE AGREEMENTS.**

MASTER FRANCHISEE shall at the request and expense of FRANCHISOR do all acts and execute all documents necessary or desirable in FRANCHISOR's sole discretion for establishing MASTER FRANCHISEE as a user of the Marks hereunder and, where required, for the registration of MASTER FRANCHISEE's permitted use with governmental agencies. Following such request, MASTER FRANCHISEE shall not be entitled to exercise any of the rights granted by this Agreement until MASTER FRANCHISEE has executed and delivered such documents to FRANCHISOR. Any license agreement shall be in form and substance acceptable to FRANCHISOR.

12. **TRANSFER.**

A. **BY FRANCHISOR.**

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This Agreement is fully assignable or novateable by FRANCHISOR and shall inure to the benefit and/or burden of any assignee or novatee or other legal successor to the interests of FRANCHISOR herein. MASTER FRANCHISEE acknowledges and agrees that FRANCHISOR may assign or novate any or all of its rights and/or obligations under this Agreement to an Affiliate or an unaffiliated third party. FRANCHISOR agrees that it will only assign or novate any obligations under this Agreement, to a Person that is capable of performing this Agreement or discharging such obligations and whom FRANCHISOR in good faith believes intends to perform this Agreement or discharge such obligations. In the event FRANCHISOR novates or assigns any rights and/or obligations as aforesaid, FRANCHISOR may direct MASTER FRANCHISEE to make payments due to FRANCHISOR hereunder directly to the novatee or assignee.

Specifically, and without limitation to the foregoing, MASTER FRANCHISEE expressly affirms and agrees that FRANCHISOR may sell its assets, its Marks, or its System outright to a third party; may go public; may engage in a private placement of some or all of its securities; may merge, acquire other corporations, or be acquired by another corporation; may undertake a refinancing, recapitalization, leveraged buy out or other economic or financial restructuring; and, with regard to any or all of the above sales, assignments and dispositions, MASTER FRANCHISEE expressly and specifically waives any claims, demands or damages arising from or related to the loss of said Marks (or any variation thereof). Nothing contained in this Agreement requires FRANCHISOR to remain in the business or to offer the same products and services, whether or not bearing the Marks, in the event that FRANCHISOR exercises its rights hereunder to assign or novate its rights and/or obligations under this Agreement.

B. **BY MASTER FRANCHISEE.**

MASTER FRANCHISEE understands and acknowledges that the rights and duties created by this Agreement are personal to MASTER FRANCHISEE and Owners and that FRANCHISOR has entered into this Agreement in reliance upon the individual or collective character, skill, aptitude, attitude, business ability and financial capacity of MASTER FRANCHISEE and Owners. Therefore, neither this Agreement, a Controlling Interest in MASTER FRANCHISEE, nor any Franchise Agreement may be transferred, in a single transfer or a series of transfers, without the prior written approval of FRANCHISOR. Any such transfer without such approval shall constitute a breach hereof and shall convey no rights to or interests in this Agreement or any Franchise Agreement. MASTER FRANCHISEE agrees to reimburse FRANCHISOR for all reasonable expenses incurred by FRANCHISOR in evaluating and approving a proposed transfer. As used in this Agreement, the term "transfer" shall include, without limitation, whether voluntary or involuntary, direct or indirect; an assignment, novation, sale, gift or pledge; the grant of a mortgage, charge, lien or security interest including, without limitation, the grant of a collateral assignment; a merger or consolidation, or issuance of additional Ownership Interests or redemption of Ownership Interests; a sale of voting interests of securities convertible to voting interests, or an agreement granting the right to exercise, or control the exercise, of voting rights of any holder of an Ownership Interest; and a transfer that occurs as a result of divorce, insolvency, corporate or partnership dissolution, or upon death, by will, intestate succession or by declaration of, or transfer to, a trust.

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FRANCHISOR will not unreasonably withhold or delay its consent to the transfer of any interest in the MASTER FRANCHISEE; provided, however, that prior to the time of the transfer, FRANCHISOR may, in its sole discretion require that: (i) the transferee demonstrate to FRANCHISOR's satisfaction that it meets FRANCHISOR's requirements that existed under the original Agreement and have the adequate financial resources and capital to manage the Development Area; (ii) transferee must submit to FRANCHISOR an application in the form prescribed by FRANCHISOR; (iii) transferee or transferee's manager must complete any training course then in effect for MASTER FRANCHISEE, at transferee's expense and upon such other terms and conditions as FRANCHISOR may reasonably require; (iv) except in the case of a transfer to a corporation formed solely for the convenience of ownership, a transfer fee of 10% of FRANCHISOR's then-current MASTER FRANCHISEE transfer fee shall be paid to FRANCHISOR by MASTER FRANCHISEE; (v) MASTER FRANCHISEE's execution of a general release, in a form prescribed by FRANCHISOR, of all claims against FRANCHISOR, it Affiliates and its officers, developers, agents, and employees; and (vi) transferee's execution of FRANCHISOR's then-current master franchise agreement.

C. DEATH OR DISABILITY OF MASTER FRANCHISEE

In the event of the death or Permanent Disability of the MASTER FRANCHISEE, the spouse or personal representative of MASTER FRANCHISEE may, on request in writing to FRANCHISOR made within 90 days of such death or Permanent Disability, continue to act as MASTER FRANCHISEE under this Agreement for a period of 1 year from the date such request is received by FRANCHISOR to the expiration of the aforesaid 1 year period, provided that the spouse or personal representative of a deceased or incapacitated MASTER FRANCHISEE, as the case may be, must file with FRANCHISOR an application for a master franchise agreement or request a buy out of this Agreement from FRANCHISOR at an amount equal to 10 times the previous 12 months royalty payments received by the MASTER FRANCHISEE or his estate, in the event of the death of the MASTER FRANCHISEE, from FRANCHISOR under the terms of the Agreement.

If application is made to FRANCHISOR for a master franchise agreement, FRANCHISOR agrees to authorize the person designated in such application to become a MASTER FRANCHISEE under this Agreement for the balance of the term hereof provided that such person substantially meets FRANCHISOR's qualifications to become an MASTER FRANCHISEE under the terms of this Agreement and this Agreement is not in default. No transfer fee will be required upon transfer of this Agreement to the surviving spouse, heirs, beneficiaries or devisee of MASTER FRANCHISEE. Except as provided in this Agreement, if the representative fails to take the steps stated above, FRANCHISOR will automatically assume the rights of the MASTER FRANCHISEE one year after the death or permanent disability of the MASTER FRANCHISEE.

D. NO RIGHT TO ENGAGE IN SECURITIES OFFERING

The MASTER FRANCHISEE must not, and must ensure that its Affiliates or Owners do not engage in a Securities Offering without the prior written consent of FRANCHISOR (whether or not FRANCHISOR's consent is required). FRANCHISOR's consent will be conditioned upon (i) its verification that the Prospectus does not state or imply (by use of the Marks or

otherwise) that FRANCHISOR is sponsoring or otherwise participating in the Securities Offering or that FRANCHISOR will receive any part of the proceeds from the Securities Offering, and (ii) its receipt of a legal opinion from FRANCHISOR's counsel satisfactory to FRANCHISOR stating (a) that the Prospectus and the conduct of the Securities Offering comply in all material respects with the laws of each country from which an offer of securities originates or into which an offer of securities is directed, and (b) that neither the conduct nor the consummation of the Securities Offering will result in a violation of any of the laws, rules or regulations referenced Section 6 of this Agreement. To obtain FRANCHISOR's consent, MASTER FRANCHISEE must submit the required legal opinion and a complete copy of the Prospectus to FRANCHISOR prior to the time the Prospectus is filed with a government agency or official or, if an exempt Securities Offering is contemplated, prior to the delivery of the Prospectus to any prospective investor. FRANCHISOR will have thirty (30) days after its receipt of the Prospectus and the required legal opinion either to provide its consent or to advise MASTER FRANCHISEE of the deficiencies that must be corrected prior to FRANCHISOR providing its consent. FRANCHISOR will have no obligation to provide its consent until all deficiencies it notes have been corrected. MASTER FRANCHISEE, the Owners and the other participants in a Securities Offering will fully indemnify FRANCHISOR in connection with the offering. For each proposed Securities Offering, MASTER FRANCHISEE will pay FRANCHISOR an Offering Fee.

E. **FRANCHISOR'S RIGHT OF FIRST REFUSAL.**

If MASTER FRANCHISEE or an Owner shall at any time determine to sell or transfer a controlling interest in this Agreement, the assets of MASTER FRANCHISEE (other than in the ordinary course of business), the Franchise Agreements or a Controlling Interest in the MASTER FRANCHISEE or one of its Owners, MASTER FRANCHISEE will, and will ensure that its Owners will, obtain a bona fide, executed written offer and earnest money deposit (in the amount of five percent (5%) or more of the offering price) from a qualified, responsible and fully disclosed purchaser and a true and complete copy of the offer (and any proposed ancillary agreements) shall immediately be submitted to FRANCHISOR. The offer must apply only to this Agreement, the assets of MASTER FRANCHISEE, the Franchise Agreements or an Controlling Interest in MASTER FRANCHISEE or such Owner and may not include the purchase of any other property or rights. FRANCHISOR shall have the right, exercisable by written notice delivered to MASTER FRANCHISEE or Owners within thirty (30) days from the date of delivery of an exact copy of such offer to FRANCHISOR, to purchase such interests for the price and on the terms and conditions contained in such offer, provided that FRANCHISOR may substitute cash or marketable securities of equal value for any form of payment proposed in such offer. FRANCHISOR's credit shall be deemed equal to the credit of any proposed purchaser. FRANCHISOR shall have not less than ninety (90) days to prepare for closing. If FRANCHISOR does not exercise its right of first refusal, MASTER FRANCHISEE or Owners may complete the sale to such purchaser pursuant to and on the exact terms of such offer, subject to FRANCHISOR's approval of the transfer as otherwise provided in Section 12, provided that if the sale to such purchaser is not completed within one hundred twenty (120) days after delivery of such offer to FRANCHISOR, or there is a material change in the terms of the sale, FRANCHISOR shall have an additional right of first refusal for thirty (30) days on the terms and conditions applicable to the initial right of first refusal, except that FRANCHISOR shall have the option, exercisable in its sole discretion, to substitute any of the modified terms of purchase for those contained in the original offer.

13. **TERMINATION OF AGREEMENT.**

A. **BY MASTER FRANCHISEE.**

If MASTER FRANCHISEE is in full compliance with this Agreement and FRANCHISOR materially breaches this Agreement, MASTER FRANCHISEE may terminate this Agreement effective sixty (60) days after delivery of written notice of termination if MASTER FRANCHISEE gives written notice of such breach to FRANCHISOR and FRANCHISOR does not cure such breach within sixty (60) days after delivery of notice of such breach; or, if such breach cannot reasonably be cured within sixty (60) days after delivery of notice of such breach, FRANCHISOR does not undertake within sixty (60) days after delivery of such notice, and continue until completion, reasonable endeavours to cure such breach. Any termination of this Agreement by MASTER FRANCHISEE other than as provided in this Subsection A shall be deemed a termination by MASTER FRANCHISEE without cause.

B. **BY FRANCHISOR**

The rights, licenses and territorial exclusivity granted to the MASTER FRANCHISEE under this Agreement have been granted in reliance on MASTER FRANCHISEE's representations and assurances, among others, that the conditions and obligations set forth in this Agreement will be met and performed in a timely manner.

The rights, licenses and territorial exclusivity may be terminated or rescinded without the need of obtaining any judicial or administrative judgment, ruling, arbitration award or resolution of any kind, immediately upon written notice to MASTER FRANCHISEE, which shall be deemed an incurable default of this Agreement (in the understanding that the termination or rescission of this Agreement shall become effective immediately upon delivery of the written notice of termination to MASTER FRANCHISEE), and MASTER FRANCHISEE will no longer have any of the rights created by this Agreement, upon the happening of any of the following events:

1. In the event that MASTER FRANCHISEE is adjudicated bankrupt, becomes insolvent (as revealed by its records or otherwise), or if MASTER FRANCHISEE files a voluntary petition for commercial insolvency or suffers a permanent or temporary court-appointed receivership of substantially all of MASTER FRANCHISEE's property, makes a general assignment for the benefit of creditors or suffers the filing of a voluntary or involuntary bankruptcy petition which is not dismissed within one year after filing;

2. If MASTER FRANCHISEE is dissolved;

3. If the MASTER FRANCHISEE fails to comply with the Development Schedule set forth in this Agreement and such default is not cured within 30 days after MASTER FRANCHISEE receives notice of such default;

4. If MASTER FRANCHISEE fails to cause each Franchise Agreement to be executed in accordance with Section 5.2.

5. If MASTER FRANCHISEE or any Owner has made a material misrepresentation or omission in its application for master license rights or with respect to its representations and agreements contained in Section 6;

6. If MASTER FRANCHISEE or any of its Owners is convicted by a trial court of or pleads guilty or not guilty to an indictable offence, or to any other crime or offence, or engages in any misconduct that may adversely affect the reputation of MASTER FRANCHISEE, its Owners or PLANETS BEACH® businesses or the goodwill or reputation associated with the Marks or the System;

7. If MASTER FRANCHISEE or its Owners make any unauthorized use, disclosure of, or duplication of any Confidential Information or copyrighted works, or makes any unauthorized use of the Marks or the trade dress (decoration or image) of any PLANETS BEACH® business;

8. MASTER FRANCHISEE or its Owners violate the restrictions of Section 15 of this Agreement relating to the non-competition and confidentiality covenants;

9. MASTER FRANCHISEE makes a transfer in violation of Section 12 of this Agreement;

10. MASTER FRANCHISEE fails to make any monetary payments to FRANCHISOR in accordance with the terms of this Agreement within ten (10) days of notice of such failure provided to MASTER FRANCHISEE;

11. MASTER FRANCHISEE fails, on three (3) or more separate occasions within any period of twelve (12) consecutive months to comply with the terms of this Agreement, whether or not such failures to comply are corrected after notice thereof is delivered to MASTER FRANCHISEE;

12. MASTER FRANCHISEE or any of its Owners commit a material default under the terms of any other agreement with FRANCHISOR, or its Affiliates and such default continues beyond any cure period after receipt of notice of such as provided in such other agrement;

13. MASTER FRANCHISEE or any of its Owners commit an event of default under the terms of any loan or financing documents that results in the loss of any rights with respect to any material assets of the MASTER FRANCHISEE or in any PLANETS BEACH® business;

14. MASTER FRANCHISEE fails to comply with any other provision of this Agreement, and does not correct such failure within thirty (30) days after written notice of such failure is delivered to MASTER FRANCHISEE; provided that, in relation to any default that cannot be reasonably corrected within such thirty (30) days period, FRANCHISOR shall not exercise its right to terminate or rescind this Agreement if MASTER FRANCHISEE has continuously and diligently undertaken, and continues to utilize all best endeavours to bring itself

I.N. II

into full compliance with this Agreement within such thirty (30) day period and furnishes proof acceptable to FRANCHISOR upon its request of such endeavours and the date on which full compliance was or will be achieved; or

15. If there is not substantial compliance with Section 5E and 75% of the Franchisees provide a written petition to FRANCHISOR that the MASTER FRANCHISEE is not substantially providing the franchise support as outlined in their individual Franchise Agreement of which the MASTER FRANCHISEE has direct control, FRANCHISOR will immediately give written notice of such substantial non-compliance. Upon receipt of such notice of non-compliance and Franchisee petition the MASTER FRANCHISEE will have ninety (90) days or such time as is reasonable to cure such defaults.

The events of default and grounds for termination described in this Section will be independent and in addition to any other grounds for termination and remedies contained elsewhere in this Agreement or in any individual Franchise Agreement executed between FRANCHISOR and the MASTER FRANCHISEE. Upon termination or expiration of this Agreement, the MASTER FRANCHISEE will not have further rights to receive any portion of any fees paid by Franchisees pursuant to any Franchise Agreement, and FRANCHISOR will have complete and exclusive rights to the franchise and royalty fees collected from each PLANETS BEACH® business within the Development Area should it obtain an assignment or novation of all of MASTER FRANCHISEE's rights under this Agreement in accordance with Section 14 of this Agreement. No right or remedy herein conferred upon or reserved to FRANCHISOR is exclusive of any other right or remedy provided or permitted by law or equity.

14. RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION.

A. MARKS AND DEIDENTIFICATION.

MASTER FRANCHISEE agrees, and will ensure that its Owners agree, that after the termination or expiration of this Agreement (including transfer, novation or assignment of this Agreement), for any reason, it or they shall:

1. Not directly or indirectly at any time or in any manner identify itself or any business as a current or former franchisee, licensee or dealer of, or as otherwise associated with, FRANCHISOR, or directly or indirectly use any of the Marks, any colourable imitation thereof or other indicia of a Franchised Business or the System, including Confidential Information, in any manner or for any purpose, or utilize for any purpose any trade name, trade-mark or other commercial symbol that suggests or indicates a connection or association with FRANCHISOR or its Affiliates or franchisees;

2. Within a period of ten (10) days return to FRANCHISOR all signs, Operations Manuals, brochures, advertising materials, forms, invoices and other materials containing any Marks or otherwise identifying or relating to the System or the operation of a Franchised Business and allow FRANCHISOR, without liability, to remove all such items from the MASTER FRANCHISEE's offices;

3. Within ten (10) days take such action as may be required to cancel all trade name or equivalent registrations relating to its use of any Marks;

4. Within ten (10) days notify the appropriate telephone company and all telephone directory listing agencies of the termination or expiration of MASTER FRANCHISEE's right to use any telephone numbers and any regular, classified or other telephone directory listings associated with any Marks and authorize transfer of the same to or at the direction of FRANCHISOR. MASTER FRANCHISEE agrees to execute updated letters of direction to telephone companies and telephone directory listing agencies directing termination and/or transfer of MASTER FRANCHISEE's right to use telephone numbers associated with the Marks, which FRANCHISOR may hold until termination or expiration hereof. MASTER FRANCHISEE acknowledges that as between FRANCHISOR and MASTER FRANCHISEE, FRANCHISOR has the sole right to and interest in all telephone numbers and directory listing associated with any Marks. MASTER FRANCHISEE authorizes FRANCHISOR, and hereby appoints FRANCHISOR and any officer of FRANCHISOR as its attorney in fact, to direct the appropriate telephone company and all listing agencies to transfer the same to FRANCHISOR or at is direction, should MASTER FRANCHISEE fail or refuse to do so, and the appropriate telephone company and all listing agencies may accept such direction of this Agreement or MASTER FRANCHISEE's letter of direction held by FRANCHISOR as conclusive of the exclusive rights of FRANCHISOR in such telephone number and directory listings and its authority to direct their transfer;

5. Comply with the confidentiality and non-competition obligations set forth in Section 15 of this Agreement; and

6. Furnish to FRANCHISOR, within thirty (30) days after the effective date of termination or expiration, evidence satisfactory to FRANCHISOR of MASTER FRANCHISEE's compliance with the foregoing obligations.

B. **FRANCHISE AGREEMENTS.**

In addition to, and not in lieu of the rights of FRANCHISOR and the obligations of MASTER FRANCHISEE under this Section, if MASTER FRANCHISEE terminates this Agreement without cause or FRANCHISOR terminates this Agreement in accordance with its terms, MASTER FRANCHISEE agrees to novate to FRANCHISOR or its designee, at the option of FRANCHISOR, all of its rights and obligations under those Area Development Agreements or Unit Franchise Agreements designated by FRANCHISOR. FRANCHISOR shall give MASTER FRANCHISEE written notice of its exercise of this option within sixty (60) days of the effective date of termination of this Agreement. If FRANCHISOR exercises the option provided for in this Subsection B, it shall have ninety (90) days from the date of the notice exercising such option to designate the Franchise Agreements to be novated and prepare for closing of this termination. The Franchise Agreements transferred, as designated by FRANCHISOR, shall be novated to FRANCHISOR without cost or charge and free and clear of any liens, charges and encumbrances. Neither FRANCHISOR nor its designee shall under any circumstances assume or be liable for any obligation for performance or obligation or liability for default or non-performance of MASTER FRANCHISEE under the particular Franchise Agreement or this Agreement (or on any other basis) that arose prior to the effective date of the novation.

I.D. P.

Therefore, MASTER FRANCHISEE and its Owner(s) shall be liable for any obligation for performance or obligation or liability for default or non-performance under any Franchise Agreement of FRANCHISOR or its designee that arises before and after the effective date of novation.

If FRANCHISOR does not exercise its novation option with respect to one or more Franchise Agreements, MASTER FRANCHISEE shall cause Area Development Franchisee and/or Unit Franchisees whose Area Development Agreement or Unit Franchise Agreement are not novated to FRANCHISOR to cease all use of the Marks and the System as provided in Subsection A of this Section.

C. CONTINUING OBLIGATIONS.

All obligations of FRANCHISOR and MASTER FRANCHISEE which expressly or by their nature survive the termination of this Agreement or the expiration of the Development Term shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

15. NON-COMPETITION AND CONFIDENTIALITY.

A. CONFIDENTIALITY AND NON-DISCLOSURE.

MASTER FRANCHISEE acknowledges that it will receive valuable training regarding the operation of a PLANET BEACH® business, and Confidential Information which is beyond the present skills, experience and knowledge of MASTER FRANCHISEE and its Owners and MASTER FRANCHISEE's employees. The Confidential Information provide by FRANCHISOR in connection with this Agreement constitutes valuable, essential, necessary and indispensable information that MASTER FRANCHISEE requires and needs in order to perform under this Agreement. MASTER FRANCHISEE and Restricted Persons shall, at all times during the term hereof and thereafter, use their best endeavours to preserve the confidentiality of all Confidential Information. MASTER FRANCHISEE shall use Confidential Information only in connection with the rights granted to it under this Agreement. Disclosure and access to Confidential Information shall be limited to MASTER FRANCHISEE and to other Persons, including Area Development Franchisees and/or Unit Franchisees, who need the Confidential Information to perform their obligations pursuant to this Agreement, an Area Development Agreement or a Unit Franchise Agreement and who have signed a confidentiality agreement in the form attached as Exhibit "F" hereof. In addition, MASTER FRANCHISEE shall not disclose the financial terms of this Agreement to any person or persons except to its professional advisors for legitimate business purposes.

B. NON-COMPETITION.

MASTER FRANCHISEE acknowledges. and will ensure that its Owners acknowledge, that it and they will receive valuable training regarding the operation and maintenance of Franchised Businesses, and Confidential Information which is beyond the present skills,

1.D. IP

experience and knowledge of MASTER FRANCHISEE, any Owner and MASTER FRANCHISEE's employees. The Confidential Information provided by FRANCHISOR in connection with this Agreement constitutes valuable, essential, necessary and indispensable information that MASTER FRANCHISEE requires and needs in order to perform under and offer the goods and services described in this Agreement, each and every restriction imposed on MASTER FRANCHISEE and its Owners in this Section constitutes measures necessary to maintain the identity, integrity and reputation of the System.

Consequently, MASTER FRANCHISEE and each Owner shall not, during the Development Term and for a period of one (1) year following the expiration or early termination of this Agreement, or with respect to an Owner, commencing when such Owner ceases to meet the definition of Owner under this Agreement, have any interest as an owner, partner, director, officer, employee, consultant, investor, shareholder, licensor, licensee, lender, representative or agent, or in any other capacity, in any other Competitive Business(i) in the Development Area, or (ii) within 5 kilometres of the perimeter of any Assigned Area (Assigned Areas meaning any assigned territory in which MASTER FRANCHISEE or its Affiliate previously operated a Franchise, or in which any Unit Franchisee operates a Franchise) that includes offering tanning services or other services or products offered by Planet Beach salons ("Tanning Services"), or other services that are competitive with or substantially similar to, the products or services being offered by the Franchised Businesses. Nothing contained in this Section, however, shall restrict MASTER FRANCHISEE and the Owners from (i) holding a 3% Ownership Interest in a business similar to the Franchised Business, where neither MASTER FRANCHISEE nor any Owners have the power to influence the economic conduct of such similar business, or (ii) participating in any trade associations or organizations involving businesses offering Tanning Services.

The parties acknowledge and agree that the covenant contained in Section is a reasonable limitation as to time, space, geographic area and scope of activity and does not impose a greater restraint than is necessary to protect the goodwill (reputation) or other business interests of FRANCHISOR. Subject to the terms of this Agreement, if all or any portion of the covenant contained in this Section is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed decision to which FRANCHISOR is a party, MASTER FRANCHISEE expressly agreed, and will ensure that the Owners expressly agree to be bound by the lesser covenant subsumed within the terms of the covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made part of this Section.

C. AREA DEVELOPMENT FRANCHISEES/UNIT FRANCHISEES.

MASTER FRANCHISEE shall use reasonable commercial and legal endeavours to cause its Area Development Franchisees and Unit Franchisees to comply with the non-competition and confidentiality restrictions in the Area Development Agreements and Unit Franchise Agreements.

16. ENFORCEMENT.

A. INFORMAL DISPUTE RESOLUTION.

I A PK

Prior to filing any judicial or arbitration proceeding, except as provided in Subsection 16 B, the party intending to file such a proceeding shall be required to notify the other party in writing of the existence and the nature of the dispute. FRANCHISOR and MASTER FRANCHISEE each agree that within fifteen (15) business days of the other party's receipt of such notice, the Chief Executive, Chief Operating Officer or other senior executive officer of both FRANCHISOR and MASTER FRANCHISEE shall meet at FRANCHISOR's corporate offices in Marrero, Louisiana for a minimum of two (2) eight (8) hour days in order to attempt to resolve the dispute amicably. If such informal dispute resolution attempts prove to be unsuccessful, the notifying party may initiate a judicial or arbitration proceeding as described in Subsection B of this Section 16.

B. **ARBITRATION**.

Subject to Subsection A of this Section 16, all controversies, disputes or claims arising between the FRANCHISOR, its Affiliates, and their respective officers, directors, shareholders, partners, agents, employees and attorneys (in their representative capacity) and MASTER FRANCHISEE (and its Owners and the guarantors of this Agreement) arising out of or related to the relationship of the parties hereto, this Agreement or any provision hereof, any Franchise Agreement or any related agreement, the validity of this Agreement or any provision hereof or any System Standard relating to the establishment or operation of PLANET BEACH® shall be submitted for arbitration to be administered in accordance with the rules and procedures of arbitration of the International Chamber of Commerce (ICC) in Marrero, Louisiana on demand of either party. Such arbitration proceedings shall be conducted before a panel of three (3) neutral arbitrators and, except as otherwise provided in this Agreement, shall be conducted in accordance with the then-current commercial arbitration rules of the ICC for international arbitration. All arbitration proceedings shall be conducted in Marrero, Louisiana. All matters within the scope of the Federal Arbitration Act of the United States (9 U.S.C. §§1 *et seq.*) shall be governed by it. The arbitrators shall have the right to award or include in their award any relief which they deem proper in the circumstances, including without limitation, money damages (with interest on unpaid amounts from date due), specific performance, injunctive relief, legal fees and costs in accordance with Subsection H of this Section 16, provided that the arbitrators shall not have the authority to award exemplary, punitive or special damages. The award and decision of the arbitrators shall be conclusive and binding upon all parties hereto and judgment upon the award may be entered in any court of competent jurisdiction. The parties further agree to be bound by the provisions of any applicable limitation on the period of time in which claims must be brought under applicable law or this Agreement, whichever is less. The parties further agree that in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the United States Federal Rules of Civil Procedure) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed as described above shall be barred. MASTER FRANCHISEE and FRANCHISOR agree that arbitration shall be conducted on an individual, not a class-wide basis and that no arbitration proceeding conducted pursuant to this Agreement shall be consolidated with any other arbitration proceeding involving FRANCHISOR and any other Person, corporation, partnership or entity.

1.D P.R.

Notwithstanding anything to the contrary contained in this Subsection B or Subsection A MASTER FRANCHISEE and FRANCHISOR each have the right in a proper case to obtain temporary restraining orders and temporary or preliminary injunctive relief from a court of competent jurisdiction, provided, however, that the parties agree to contemporaneously submit their dispute for arbitration on the merits as provided herein. The provisions of this Subsection B are intended to benefit and bind certain third party non-signatories and will continue in full force and effect subsequent to, and notwithstanding the expiration of, the Development Term or the termination of this Agreement.

C. **SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.**

All provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable. To the extent that the post-termination restrictive covenant set forth in Subsection 15 B is deemed unenforceable by virtue of its scope in terms of geographic area, activity prohibited or length of time, but may be made enforceable by reductions of any of them, MASTER FRANCHISEE and the FRANCHISOR agree that same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by the FRANCHISOR is invalid or unenforceable, the prior notice and/or other action required by such law or rule shall be substituted for the comparable requirements hereof, and FRANCHISOR shall have the right, in its sole discretion, to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable. Such modifications to this Agreement shall be effective only in such jurisdiction and shall be enforced as originally made and entered into in all other jurisdictions.

D. **WAIVER OF OBLIGATIONS.**

The FRANCHISOR and MASTER FRANCHISEE may by written instrument unilaterally waive any obligation of or restriction upon the other under this Agreement. No acceptance by the FRANCHISOR of any payment by MASTER FRANCHISEE or any other Person or entity and no failure, refusal or neglect of the FRANCHISOR or MASTER FRANCHISEE to exercise any right under this Agreement or to insist upon full compliance by the other with its obligations hereunder shall constitute a waiver of any provision of this Agreement. FRANCHISOR makes no warranties or guarantees upon which MASTER FRANCHISEE may rely, and assumes no liability or obligation to MASTER FRANCHISEE, by granting any waiver, approval, or consent to MASTER FRANCHISEE, or by reason of any neglect, delay, or denial of any request therefore. Any waiver granted by FRANCHISOR shall be without prejudice to any other rights

1.D. D.

FRANCHISOR may have, will be subject to continuing review by FRANCHISOR, and may be revoked, in FRANCHISOR's sole discretion, at any time and for any reason, effective upon delivery to MASTER FRANCHISEE of ten (10) days' prior written notice. FRANCHISOR and MASTER FRANCHISEE shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof; any failure, refusal, or neglect of FRANCHISOR or MASTER FRANCHISEE to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any System Standard; any waiver, forbearance, delay, failure, or omission by FRANCHISOR to exercise any right, power, or option, whether of the same, similar or different nature, with respect to any PLANET BEACH® business or any franchise agreement; or the acceptance by FRANCHISOR of any payment from MASTER FRANCHISEE after any breach of this Agreement.

Neither FRANCHISOR nor MASTER FRANCHISEE shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from any of the following and is not caused or exacerbated by the non-performing party: compliance with any law, ruling, order, regulation, requirement, or instruction of any government or any department or agency thereof; acts of God; or acts of war or insurrection. Any delay resulting from any of said causes or occurrences shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that said causes shall not excuse payment of amounts owed at the time of such occurrence or payment of Royalty Fees thereafter.

E. **RIGHTS OF PARTIES ARE CUMULATIVE.**

The rights of FRANCHISOR and MASTER FRANCHISEE hereunder are cumulative and no exercise or enforcement by FRANCHISOR or MASTER FRANCHISEE of any right or remedy hereunder shall preclude the exercise or enforcement by FRANCHISOR or MASTER FRANCHISEE of any other right or remedy hereunder or which FRANCHISOR or MASTER FRANCHISEE is entitled by law to enforce.

F. **WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL.**

MASTER FRANCHISEE hereby waives to the fullest extent permitted by law, any right to or claim for any punitive, exemplary or special damages against FRANCHISOR and agrees that in the event of a dispute between them, except as otherwise provided herein, MASTER FRANCHISEE shall be limited to the recovery of any actual damages sustained by it. FRANCHISOR and MASTER FRANCHISEE irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either of them.

G. **LIMITATION OF CLAIMS.**

Except with regard to MASTER FRANCHISEE's obligations to pay to FRANCHISOR Unit Franchise related Initial Franchisee Fees, Royalty Fees and other payments due to FRANCHISOR and/or its Affiliates pursuant to this Agreement, any and all claims arising out of

1.D P.C.

or relating to this Agreement or the relationship of MASTER FRANCHISEE and FRANCHISOR shall be barred unless an arbitration proceeding is commenced within one (1) year from the date FRANCHISOR or MASTER FRANCHISEE knew or, exercising reasonable diligence should have known, of the facts giving rise to such claims.

H. **COSTS AND LEGAL FEES.**

If FRANCHISOR or MASTER FRANCHISEE is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be reimbursed by the other party for its costs and expenses, including without limitation reasonable attorneys' fees (for attorneys and legal assistants), accountants' fees, and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If the FRANCHISOR is required to engage legal counsel in connection with any failure by MASTER FRANCHISEE to comply with this Agreement, MASTER FRANCHISEE shall reimburse FRANCHISOR for any of the above-listed costs and expenses incurred by it. If and when FRANCHISOR takes any action in a competent court on any matter related in any way to this Agreement, any cost order granted in favor of FRANCHISOR will be deemed to be between attorney and own client.

I. **GOVERNING LAW/CONSENT TO JURISDICTION.**

MASTER FRANCHISEE and FRANCHISOR agree that, except to the extent governed by the United States Federal Arbitration Act (9 U.S.C. §§1 *et seq.*), the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Section 1051 *et seq.*) or other federal law, this Agreement and the relationship of the parties hereto shall be governed by the internal laws of the State of Louisiana, United States, except that the internal laws of the State of Louisiana's choice of law and conflict of law rules shall not apply. MASTER FRANCHISEE and FRANCHISOR agree that any action against MASTER FRANCHISEE arising out of or relating to this Agreement seeking an order pursuant to Subsection 16 B or the enforcement of an arbitration award may be brought in a state or federal court of general jurisdiction in the State of Louisiana. FRANCHISOR may file an action seeking an order pursuant to Subsection 16 B or to enforce any arbitration award, judgment or order in any such court or in any court located in the Country. MASTER FRANCHISEE irrevocably submits to the jurisdiction of such courts and waives any objection it may have to either the jurisdiction or venue of such courts.

J. **BINDING EFFECT.**

This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns, novatees and successors in interest, and shall not be modified except by written agreement signed by both MASTER FRANCHISEE and FRANCHISOR.

K. **CONSTRUCTION.**

The preambles and exhibits are a part of this Agreement, which constitutes the entire agreement of the parties, and, except for Franchise Agreements, there are no other oral or written understandings or agreements between FRANCHISOR and MASTER FRANCHISEE relating to

I.O. PE

the subject matter of this Agreement. The headings of the several sections and subsections hereof are for convenience only and do not define, limit or construe the contents of such sections or subsections. The term "MASTER FRANCHISEE" as used herein is applicable to one or more Persons, a corporation or a partnership, as the case may be, and the singular usage includes the plural and the masculine and neuter usages include the other and the feminine. If two or more Persons are at any time MASTER FRANCHISEE hereunder, whether or not as partners or joint venturers, their obligations and liabilities to FRANCHISOR shall be joint and several. This Agreement may be executed in multiple copies, each of which shall be deemed an original. In this Agreement reference to English statutes or statutory provisions include those statutes or statutory provisions as amended extended consolidated re-enacted or replaced from time to time and to any order regulations instruments or other subordinate legislation and to any former statute or statutory provision replaced (with or without modification) by the statute or statutory provision referred to except to the extent that any amendment or modification enacted after the date of this Agreement would increase or extend the liability of any party to this Agreement.

L. **GOVERNING LANGUAGE.**

This Agreement, the Operating Manuals and the Software originally will be written in the English language, and all questions of interpretation of this Agreement or the Operating Manuals shall be resolved by reference to the same as written in English.

17. NOTICES, REPORTS, PAYMENTS AND ADDRESS FOR SERVICE.

All written notices, reports, payments and address for service permitted or required to be delivered by the provisions of this Agreement or of the Operating Manual shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile, telecopy or other electronic system (evidenced by a machine generated receipt), five (5) business days after being placed in the hands of a commercial courier service for express delivery or ten (10) business days after placement with a government mail service by Registered or Certified Mail (or the equivalent), Return Receipt Requested, postage prepaid. All such notices, reports and payments shall be addressed to the parties as follows:

If to FRANCHISOR:

PLANET BEACH INTERNATIONAL, L.L.C.
5161 Taravella Road
Marrero, LA 70072
Attention: Dawn Diaz

If to MASTER FRANCHISEE:

67 MARION CRESCENT
MARION CRESCENT, MAIDSTONE
KENT. ME15 7EH. ENGLAND UK
Attention: IAIN, AND LISA GORDON

A change by any party with respect to the address for delivery of all such notices and reports must be delivered in writing to the other party within ten (10) business days of any such change in address. Any required payment or report not actually received by FRANCHISOR during regular business hours on the date due (or postmarked by government postal authorities at

I.L.G.

least two (2) days prior thereto) will be deemed delinquent. For purposes of this Agreement, the terms "Business Day" shall exclude Saturdays, Sundays and official holidays.

THE NEXT PAGE IS THE SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in multiple counterparts on the day and year first above written.

PLANET BEACH INTERNATIONAL L.L.C.	**MASTER FRANCHISEE**
By: [signature]	By: [signature] [signature]
Its: SR VP + COO	Its: AS DIRECTOR OF SPATACULAR LTD REGISTERED ENGLAND AND WALES

EXHIBIT A

TO THE MASTER FRANCHISE AGREEMENT

BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29TH FEBRUARY **2008**

The Development Area referred to in Section 2 of the captioned agreement shall be the geographic area described as follows:

UNITED KINGDOM LESS NORTHERN IRELAND

PLANET BEACH INTERNATIONAL, L.L.C.

By: [signature]

Its: SR VP - COO

By: [signature]

Its: AS DIRECTOR OF SPATACULAR LTD REGISTERED ENGLAND AND WALES

EXHIBIT B

TO THE MASTER FRANCHISE AGREEMENT

BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29th FEBRUARY **2007**

DEVELOPMENT SCHEDULE

Development Period Conclusion Date	**Cumulative Number of Units in Operation**
Execution Date	ZERO (0)
First calendar year after Effective Date	ONE (1)
Second calendar year after Effective Date	FOUR (4)
Third calendar year after Effective Date	FOUR (4)
Fourth calendar year after Effective Date AND EVERY YEAR AFTER TILL MARKET SATURATION	FOUR (4)

PLANET BEACH INTERNATIONAL, L.L.C.

By: [signature]

Its: SR VP - COO

By: [signature] L. D. Gordon

Its: AS DIRECTOR OF SPATACULAR LTD REGISTERED IN ENGLAND AND WALES

[initials]

EXHIBIT C

TO THE MASTER FRANCHISE AGREEMENT
BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29th FEBRUARY **2008**

MASTER FRANCHISEE represents and warrants that it is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, is qualified to do business in all jurisdictions in which its business activities or the nature of properties owned by MASTER FRANCHISEE requires such qualification, and has the corporate or other authority to execute, deliver and carry out all of the terms of this Agreement.

MASTER FRANCHISEE further represents and warrants that all Owners and their interests in MASTER FRANCHISEE are completely and accurately listed on this Exhibit C and that MASTER FRANCHISEE will execute such revised Exhibits C as may be necessary during the term of this Agreement to reflect any changes in the information contained in the original Exhibit C.

OWNERSHIP INTERESTS

1. **Ownership Structure.** MASTER FRANCHISEE is a corporation, limited liability company, partnership or other entity, MASTER FRANCHISEE and its Owners represent and warrant that the Ownership structure of MASTER FRANCHISEE is as follows:

Name of Owner, Shareholder Member or Partner	Percentage Of Total Ownership Interest
IAIN CHARLES VALENTINE GORDON	50 %
LISA JAYNE GORDON	50%
	%
	%

MASTER FRANCHISEE, its Owners, shareholders, members or partners listed above (the "Named Persons") are not named and will not be named as "Specially Designated Nationals" or "Blocked Persons" as designated by the United States Department of the Treasury's Office of

Foreign Asset Control. The Named Persons are not and will not become controlled by, or act directly or indirectly on behalf of, the governmental authorities of any country that is subject to a United States embargo. No governmental entity, official of an international organization, political party or official of any political party, or candidate for public office has any direct or indirect ownership interest in the Named Persons or in the respective revenues or profits.

By: [signature]

Its: AS DIRECTOR OF SPATACULAR LTD REGISTERED IN ENGLAND AND WALES

EXHIBIT D

TO THE MASTER FRANCHISE AGREEMENT

BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29th February **2008**

FEE PAYMENTS

1. The Development Fee referred to in Subsection 7A of this Agreement shall be Five Hundred Thousand Dollars (US$500,000.00). The full Development Fee is determined fully earned upon payment and non-refundable to compensate FRANCHISOR for expenses FRANCHISOR incurs in furnishing assistance and services to MASTER FRANCHISEE and for FRANCHISOR's lost or deferred opportunity to franchise others in the Development Area. FRANCHISOR shall not be required to demonstrate that it has in fact incurred such expenses in order for the Development Fee to be non-refundable to FRANCHISOR.

2. The Initial Franchise Fee referred to in Subsection 7B of this Agreement shall be Nine Thousand Dollars (US$9,000.00) upon the sale of each individual Unit Franchise within the Development Area once the funds are cleared. For each "Three-Unit" pack, which refers to the sale of three units to one Unit Franchisee, the Initial Franchise Fee referred to in Subsection 7B of this Agreement shall be Thirteen Thousand Dollars (US$13,000.00). For each "Five-Unit" pack, which refers to the sale of five units to one Unit Franchisee, the Initial Franchise Fee referred to in Subsection 7B of this Agreement shall be Fifteen Thousand Dollars (US$15,000.00). Finally, for each "Ten-Unit" pack, which refers to the sale of ten units to one Unit Franchisee, the Initial Franchise Fee referred to in Subsection 7B of this Agreement shall be Twenty Five Thousand Dollars (US$25,000.00).

3. In the event Area Development Rights are given, the Initial Franchise Fee referred to Section 7B of this Agreement shall be Nine Thousand Dollars (US$9,000.00).

3. The Royalty Fees referred to in Subsection 7C of this Agreement shall be 1.8% of the Gross Sales from all of the Franchises within the Development Area, during the month in which such Royalty Fees are due.

SIGNATURES ON THE NEXT PAGE

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PLANET BEACH INTERNATIONAL, L.L.C.

By: [signature]

Its: SR VP - COO

By: [signature]

Its: As Director of Spatacular Ltd Registered in England and Wales

EXHIBIT E

TO THE MASTER FRANCHISE AGREEMENT

BY AND BETWEEN

PLANET BEACH INTERNATIONAL, L.L.C.

AND

SPATACULAR LTD

DATED 29th FEBRUARY **2008**

As of the date of this Agreement, MASTER FRANCHISEE shall be authorized to use the following Marks in connection with the franchising of the PLANET BEACH® business pursuant to this Agreement:

MARK	REGISTRATION OR APPLICATION NO.	CLASS

(REGISTRATIONS AND/OR APPLICATIONS ARE IN PLACE AND WILL BE SUPPLIED BEFORE SIGNING OF THIS AGREEMENT)

PLANET BEACH INTERNATIONAL, L.L.C.

By: [signature]

Its: SR VP - COO

By: [signature]

Its: AS DIRECTOR OF SPATACULAR LTD REGISTERED IN ENGLAND AND WALES

EXHIBIT F

Part A

NON-DISCLOSURE DEED TO BE USED BY MASTER FRANCHISEE
(Directors, Officers, Agents, Principal or Affiliate)

Date: 29TH FEBRUARY 2008

I am a director, officer, agent, principal or affiliate of SPATACULAR LTD (the "Master Franchisee"), who is the UNITED KINGDOM master franchisee of the PLANET BEACH® franchise system (the "System").

I acknowledge that in the course of my exposure to the System, I will have access to certain Confidential Information (defined below) about the System's methods of establishing, developing, operating and maintaining PLANET BEACH® businesses, which is confidential and not available to the public in general.

I understand that a great amount of time and money has been spent to develop the Confidential Information and I acknowledge that competitive business interests of the Master Franchisee and other franchisees, master franchisees and the franchisor of the System ("Franchisor") could be severely and irreparably damaged if the Confidential Information revealed to me were to be disclosed to any third person, become available to the public in general, or be used by me to compete with the Master Franchisee or other franchisees, master franchisees or the Franchisor.

In consideration of obtaining access to the Confidential Information, I agree as follows:

1. **"Confidential Information"** means information or material relating to the System that is not generally available, known or used by others, or the utility or value of which is not generally known or recognized as standard practice, including operations manuals, technical manuals, financial data, software, training programs, techniques, processes, ideas, concepts, customer and supplier information.

2. I will not directly or indirectly disclose to any third party or use for myself any Confidential Information which I have learned or may learn in the future, except as necessary to perform my duties in relation to the Master Franchisee. I agree that these restrictions will apply indefinitely in the future and will only cease with respect to particular Confidential Information when that Confidential Information becomes publicly available through no fault of mine.

3. While I am a director, officer, agent, principal or affiliate of the Master Franchisee, and for a period of one (1) year from the date I cease to be a director, officer, agent, principal or affiliate of the Master Franchisee, I will not:

   (a) use, advise on the use of, or in any manner knowingly enter into or be employed in any business which uses any of the Confidential Information; or

(b) directly or indirectly hire or solicit for hire any current or former employee of the Master Franchisee or of any other franchisee, master franchisee or the Franchisor or encourage any such employee to leave his or her employment.

4. My obligations under this Agreement bind me and my heirs and assigns or novatees and are for the benefit of the System, the Master Franchisee, other franchisees, master franchisees and the franchisor of the System and their successors and assigns or novatees. My obligations under this Agreement are in addition to all other obligations I have under the law. Master Franchisee and Franchisor shall have the right to enforce the terms of this Deed in accordance with the Contracts (Rights of Third Parties) Act 1999.

5. I acknowledge that the System, Master Franchisee, other franchisees, master franchisees and the franchisor of the System will suffer irreparable harm if I violate or breach the promises I have made in this Agreement. I also acknowledge that the restrictions set out in this Deed are reasonable in order to protect the legitimate business interests of Master Franchisee and Franchisor. I agree that my failure to adhere to the restrictions contained in those clauses will constitute unfair competition to Master Franchisee and Franchisor and I acknowledge the difficulty of accurately determining the tangible and intangible damages which Master Franchisee and Franchisor will suffer if I breach any of those restrictions. Accordingly, I agree to the granting without prior notice (to the extent that applicable notice requirements may be waived) of temporary and permanent injunctions against any such breach, and to indemnify Master Franchisee and Franchisor for all costs and expenses (including all legal fees and other expenses on a full indemnity basis in accordance with accounts actually rendered) incurred by Master Franchisee and Franchisor in seeking to obtain such injunctions or maintaining the same, or obtaining any other relief.

6. If any item or provision contained in this Deed or any part thereof (in this clause called the "offending provision") shall be declared or become unenforceable invalid or illegal for any reason whatsoever, the other terms and provisions of this Deed shall remain in full force and effect as if this Deed had been executed without the offending provision appearing herein.

7. While the restrictions above are considered by both me and Master Franchisee and Franchisor to be reasonable in all the circumstances it is agreed that if such restrictions shall taken together be judged to go beyond what is reasonable in all the circumstances for the protection of Master Franchisee and Franchisor but would be judged reasonable if part or parts of the wording thereof were deleted the said restrictions shall apply with words deleted.

8. This Deed and all rights and obligations of the parties hereunder will be governed by, and construed and interpreted in accordance with the law of England and the parties submit to the non exclusive jurisdiction of the English courts.

9. All written notices and address for service permitted or required to be delivered by the

1.D ff

provisions of this Deed shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile, telecopy or other electronic system (evidenced by a machine generated receipt), five (5) business days after being placed in the hands of a commercial courier service for express delivery or ten (10) business days after placement with a government mail service by Registered or Certified Mail (or the equivalent), Return Receipt Requested, postage prepaid. All such notices shall be addressed to the parties as follows:

If the FRANCHISOR:

Planet Beach International, L.L.C.
Planet Beach International, L.L.C.
5161 Taravella Rd.
Marrero, Louisiana 70072
Attention: Dawn Diaz

If to MASTER FRANCHISEE:

67 MARION CRESCENT.
MAIDSTONE, KENT. ME15 7EH
ENGLAND, UK.
Attention IAIN & LISA GORDON

If to director, officer, agent, principal or affiliate of MASTER FRANCHISEE:

67 MARION CRESCENT
MAIDSTONE, KENT, ME15. 7EH
ENGLAND. UK
Attention IAIN & LISA GORDON

10. A change by any party with respect to the address for delivery of all such notices must be delivered in writing to the other parties within ten (10) business days of any such change in address. For purposes of this Deed, the term "business day" shall exclude Saturdays, Sundays and public holidays.

IN WITNESS whereof this Deed has been duly executed the day and year first before written

I.G. L.G.

EXECUTED AS A DEED by

Signature of Director, Officer, Agent, Principal or Affiliate

(if an individual)

Signed as a deed by I. Gordon & L. J. Gordon

[PRINT NAME] IAIN GORDON, LISA JAYNE GORDON

in the presence of:

Witness signature:

Name:

Address:

....

....

Occupation:

(if a company)

SIGNED as a deed on behalf of [*NAME OF COMPANY]* a company incorporated in Louisiana, by [*full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

.... Authorised signatory

..............................Authorised signatory

Signature of Franchisor

SIGNED as a deed on behalf of PLANET BEACH INTERNATIONAL L.L.C. a company

incorporated in Louisiana, by *[full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

..............................Authorised signatory

..............................Authorised signatory

Signature of Master Franchisee

SIGNED as a deed on behalf of [NAME OF MASTER FRANCHISEE] a company incorporated in [name country], by *[full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

SPATACULAR LTD, REGISTERED, ENGLAND & WALES

..............................Authorised signatory

..............................Authorised signatory

Part B

NON-DISCLOSURE DEED TO BE USED BY MASTER FRANCHISEE
(Employees)

Date:

I am an employee of ______________________________ (the "**Master Franchisee**"), who is the ____________ master franchisee of the **PLANET BEACH®** franchise system (the "System").

I acknowledge that in the course of my exposure to the System, I will have access to certain Confidential Information (defined below) about the System's methods of establishing, developing, operating and maintaining **PLANET BEACH®** businesses, which is confidential and not available to the public in general.

I understand that a great amount of time and money has been spent to develop the Confidential Information and I acknowledge that competitive business interests of the Master Franchisee and other franchisees, master franchisees and the franchisor of the System ("Franchisor") could be severely and irreparably damaged if the Confidential Information revealed to me were to be disclosed to any third person, become available to the public in general, or be used by me to compete with the Master Franchisee or other franchisees, master franchisees or the Franchisor.

In consideration of obtaining access to the Confidential Information, I agree as follows:

1. "**Confidential Information**" means information or material relating to the System that is not generally available, known or used by others, or the utility or value of which is not generally known or recognized as standard practice, including operations manuals, technical manuals, financial data, software, training programs, techniques, processes, ideas, concepts, customer and supplier information.

2. I will not directly or indirectly disclose to any third party or use for myself any Confidential Information which I have learned or may learn in the future, except as necessary to perform my duties in relation to the Master Franchisee. I agree that these restrictions will apply indefinitely in the future and will only cease with respect to particular Confidential Information when that Confidential Information becomes publicly available through no fault of mine.

3. While I am an employee of the Master Franchisee, and for a period of six (6) months from the date I cease to be an employee of the Master Franchisee, I will not:

   (c) use, advise on the use of, or in any manner knowingly enter into or be employed in any business which uses any of the Confidential Information; or

   (d) directly or indirectly hire or solicit for hire any current or former employee of the Master Franchisee or of any other franchisee, master franchisee or the

franchisor of the System or encourage any such employee to leave his or her employment.

4. My obligations under this Deed bind me and my heirs and assigns and are for the benefit of the System, the Master Franchisee, other franchisees, master franchisees and the Franchisor and their successors and assigns. My obligations under this Agreement are in addition to all other obligations I have under the law. Master Franchisee and Franchisor shall have the right to enforce the terms of this Deed in accordance with the Contracts (Rights of Third Parties) Act 1999.

5. I acknowledge that the System, Master Franchisee, other franchisees, master franchisees and the Franchisor will suffer irreparable harm if I violate or breach the promises I have made in this Deed. I also acknowledge that the restrictions set out in this Deed are reasonable in order to protect the legitimate business interests of Master Franchisee and Franchisor. I agree that my failure to adhere to the restrictions contained in those clauses will constitute unfair competition to Master Franchisee and Franchisor and I acknowledge the difficulty of accurately determining the tangible and intangible damages which Master Franchisee and Franchisor will suffer if I breach any of those restrictions. Accordingly, I agree to the granting without prior notice (to the extent that applicable notice requirements may be waived) of temporary and permanent injunctions against any such breach, and to indemnify Master Franchisee and Franchisor for all costs and expenses (including all legal fees and other expenses on a full indemnity basis in accordance with accounts actually rendered) incurred by Master Franchisee and Franchisor in seeking to obtain such injunctions or maintaining the same, or obtaining any other relief.

6. If any item or provision contained in this Deed or any part thereof (in this clause called the "offending provision") shall be declared or become unenforceable invalid or illegal for any reason whatsoever, the other terms and provisions of this Deed shall remain in full force and effect as if this Deed had been executed without the offending provision appearing herein.

7. While the restrictions above are considered by both me and Master Franchisee and Franchisor to be reasonable in all the circumstances it is agreed that if such restrictions shall taken together be judged to go beyond what is reasonable in all the circumstances for the protection of Master Franchisee and Franchisor but would be judged reasonable if part or parts of the wording thereof were deleted the said restrictions shall apply with words deleted.

8. This Deed and all rights and obligations of the parties hereunder will be governed by, and construed and interpreted in accordance with the law of England and the parties submit to the non exclusive jurisdiction of the English courts.

9. All written notices and address for service permitted or required to be delivered by the provisions of this Deed shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile, telecopy or other electronic system (evidenced by a machine generated receipt), five (5) business days after being placed in

1.0 1.1

the hands of a commercial courier service for express delivery or ten (10) business days after placement with a government mail service by Registered or Certified Mail (or the equivalent), Return Receipt Requested, postage prepaid. All such notices shall be addressed to the parties as follows:

If the FRANCHISOR:	Planet Beach International, L.L.C. 5161 Taravella Rd. Marrero, Louisiana 70072 Attention: Dawn Diaz
If to MASTER FRANCHISEE:	SPATACULAR LTD 67 MARION CRESCENT, MAIDSTONE KENT, ME15 7EH, ENGLAND, UK Attention IAIN & LISA GORDON
If to employee of MASTER FRANCHISEE:	__________ __________ __________ Attention __________

A change by any party with respect to the address for delivery of all such notices must be delivered in writing to the other parties within ten (10) business days of any such change in address. For purposes of this Deed, the term "business day" shall exclude Saturdays, Sundays and public holidays.

IN WITNESS whereof this Deed has been duly executed the day and year first before written

[initials]

EXECUTED AS A DEED by

Signature of Employee

Signed as a deed by ……………………………………

[PRINT NAME]

in the presence of:

Witness signature:

Name:

Address:

……………………………………

……………………………………

Occupation:

Signature of Franchisor

SIGNED as a deed on behalf of PLANET BEACH INTERNATIONAL L.L.C. a company incorporated in Louisiana, by [*full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

…………………………… Authorised signatory

……………………………Authorised signatory

Signature of Master Franchisee

SIGNED as a deed on behalf of [NAME OF MASTER FRANCHISEE] a company incorporated in [name country], by [*full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

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.... Authorised signatory

..............................Authorised signatory

EXHIBIT G

GUARANTEE AND INDEMNITY FOR OBLIGATIONS UNDER THE MASTER FRANCHISE AGREEMENT

In consideration of Planet Beach International, L.L.C., a corporation organised under the laws of the State of Louisiana, U.S.A. with its principal place of business at 5161 Taravella Rd., Marrero, Louisiana, U.S.A. (**the "Franchisor"**) entering into a Franchise Agreement dated the [ ] day of [29th FEBRUARY] 200[8] (**the "Franchise Agreement"**) with [IAIN GORDON + LISA GORDON] of [SPATACULAR LTD] (**the "Franchisee"**) at the request of [IAIN GORDON & LISA GORDON] (**the "Guarantor"**), being the [shareholder/director] of the Franchisee, the Guarantor enters into this guarantee and indemnity (**the "Guarantee"**) on the following terms:

Scope Of Guarantee

1. The Guarantor hereby irrevocably and unconditionally [and jointly and severally]:

   (i) guarantees to the Franchisor the due and prompt payment by the Franchisee of all monies which are now or shall at any time be due owing or incurred by the Franchisee under or in connection with the Franchise Agreement together with all commission, fees, charges, legal costs and other costs and expenses, including any tax liability incurred by the Franchisor under or in connection with the Franchise Agreement; and

   (ii) undertakes to perform or to procure the performance and observance by the Franchisee of any and all obligations contained in any document evidencing, securing, renewing, extending or pertaining to the Franchise Agreement.

2. As a separate and primary obligation, the Guarantor irrevocably and unconditionally and (where there is more than one Guarantor) jointly and severally agrees to indemnify, keep indemnified and hold harmless the Franchisor from and against all costs (including the costs of enforcement), expenses, liabilities (including any tax liability), losses, damages, claims, demands, proceedings or legal costs (on a full indemnity basis) and judgments which the Franchisor incurs or suffers as a direct or indirect consequence of the Franchisor entering into the Franchise Agreement (including any purported obligation or liability of the Franchisee being void, voidable or unenforceable and failure by the Franchisee to repay under the Franchise Agreement).

3. If any sum payable by the Guarantor under this Guarantee is not paid when due then, without prejudice to the Franchisor's other rights under this Guarantee, that sum shall bear interest from the due date until payment is made in full, both before and after judgment, at 1.5% above the base rate of the Bank of England per month accruing on a day to day basis.

Liability Of Several Guarantors

4. Where there is more than one guarantor under this Guarantee:

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(i) the term "Guarantor" in this Guarantee refers to each of the Guarantors and to all of them;

(ii) their obligations as Guarantor are joint and several;

(iii) the Franchisor may enforce this Guarantee against all or any of them;

(iv) any notice or demand may be served on all of them by serving on any one of them;

(v) this Guarantee remains binding on the other Guarantors, even if:

  (a) any Guarantor failed to enter into this Guarantee;

  (b) this Guarantee is not binding on any Guarantor; or

  (c) the Franchisor shall release any Guarantor from liability under this Guarantee.

Performance on demand

5. The Guarantor must fulfil its obligations under this Guarantee as soon as the Franchisor demands that it does so. There is no limit to the number of times the Franchisor can make a demand.

Guarantor Not Discharged

6. This Guarantee is a continuing obligation and shall remain in full force and effect until all (but not partial) sums payable by and the obligations of the Franchisee referred to in paragraph 1 above have been irrevocably paid and discharged in full. If the Guarantor is an individual, this Guarantee remains security against the Guarantor and his personal representative and his estate shall remain liable in respect of this Guarantee following the Guarantor's death or mental incapacity until the Franchisor releases him in writing.

7. The obligations of the Guarantor under this Guarantee shall not be terminated, reduced, discharged or otherwise affected by anything which as a matter of law would otherwise terminate, reduce, discharge or otherwise affect them, including:

(i) the granting of any indulgence or extension of time by the Franchisor to the Franchisee, the Guarantor or any other person;

(ii) the Franchisor's neglect or failure to enforce any covenants in the Franchise Agreement against the Franchisee or waiver of any breaches or defaults under the Franchise Agreement;

(iii) the total or partial release of liability of the Franchisee or of a Guarantor by the Franchisor;

(iv) the entry into any arrangement, composition or compromise relating to the Franchise Agreement between the Franchisor and the Franchisee and/or any other person;

(v) the variation of any provision of the Franchise Agreement between the Franchisor and the Franchisee;

(vi) the Franchisee's liability under the Franchise Agreement being or becoming invalid, illegal or unenforceable, including through any act, omission or legislation;

(vii) any security held or taken at any time by the Franchisor being void, voidable, defective or unenforceable;

(viii) the disclaimer of the Franchise Agreement following the Franchisee's insolvency;

(ix) any change in the constitution, name or style or death or bankruptcy, liquidation, insolvency, administration or winding up of the Franchisee, the Franchisor, the Guarantor or any other person; or

(x) the Franchisee granting any security or other rights to the Franchisor (or any other person);

(xi) any amendment of the terms on which any security or other rights are granted to the Franchisor, any step being taken in connection with any security or other rights (to enforce them, to release them or to do anything else) or any omission to take any step by the Franchisor in connection with any security or other rights which could or should have been taken;

(xii) any act, omission, matter or thing which although could affect the liability of a surety, would not affect liability of a principal debtor, or which, but for this provision, might operate to exonerate, discharge, reduce or extinguish the Guarantor's liability under this Guarantee.

Additional security

8. This Guarantee is in addition to and is not prejudiced by and does not prejudice any other security, right or remedy held by or available to the Franchisor at any time whether against the Guarantor, the Franchisee or any other person. If the Franchisor holds any other security for or right in respect of all or any of the monies hereby guaranteed, the Franchisor need not resort to that other security or right before enforcing its rights against the Guarantor under this Guarantee.

No interference with Franchisor's rights

8.1 The Guarantor agrees that, until all debts and liabilities due or incurred by the Franchisee to the Franchisor under the Franchise Agreement have been paid in full (the "**Debts**"), it will not:

(i) hold the benefit of any security (including any guarantee or indemnity) in respect of any liability it might incur under this Guarantee;

10. PP

(ii) take any step against the Franchisee (or any co-surety) in respect of any liability the Guarantor might incur under this Guarantee (for example, the Guarantor will not attempt, whether on the basis of subrogation or otherwise, to claim reimbursement of any payment, to exercise a right of set-off, indemnity or contribution in respect of any payment or to enforce any security);

(iii) exercise any right it might have, whether on the basis of subrogation or otherwise, to share in any security held by the Franchisor in respect of any Debts; or

(iv) in any insolvency proceedings (or analogous proceedings) affecting the Franchisee (or any co-surety), submit any proof or other claim or rank as a creditor in competition with the Franchisor (or with any trustee or agent acting on its behalf).

8.2 Clause 9.1 applies whatever the amount of the Debts at the relevant time and regardless of whether the Guarantor has been notified before then of any change in the amount of the Debts.

8.3 There is an exception to the prohibition in clause 9.1 where the Franchisor instructs the Guarantor in writing to take any of the steps referred to in that clause. In that case, the Guarantor must do so, in accordance with the Franchisor's written instructions. The Franchisor will not be liable for any costs incurred by the Guarantor in doing so.

8.4 Clause 8.5 applies where:

(a) at any time, the Guarantor holds the benefit of any security or receives any money or other property or rights:

(i) in breach of clause 8.1; or

(ii) as a result of taking any action under clause 8.3; and

(b) at any time after the Franchisor makes a demand under clause 5, the Guarantor receives any money or other property or rights from the Franchisee.

8.5 Until the Debts have been paid in full, the Guarantor must hold the relevant property on trust for the Franchisor, to be applied in or towards paying the Guarantor's liabilities under this Guarantee. If, at any time, the aggregate amount of the property required to be held on trust under this clause 9.5 would otherwise exceed the amount of the Guarantor's liabilities under this Guarantor at that time, this clause 8.5 will not apply with regard to the excess amount.

Miscellaneous

9. All payments to be made by the Guarantor to the Franchisor under this Guarantee shall be made on the due date and in same day funds and to such account as the Franchisor shall specify and shall be made (a) without set-off, counterclaim or condition and (b) free and clear of, and without deduction for or on account of, any present or future taxes, levies, duties, charges, fees or deductions of any nature unless the Guarantor is required

1Q, CC

by law or regulation to make any such deduction or withholding, in which event such payment shall be increased by such amount as may be necessary to ensure that the Franchisor receives a net amount, which, after such deduction or withholding, is equal to the full amount which the Franchisor would have received had such payment not been subject to such deduction or withholding. The Guarantor shall indemnify the Franchisor against any liability of the Franchisor in respect of such deduction and withholding and shall promptly supply the Franchisor with copies of applicable tax receipts.

10. Any release, settlement, discharge or arrangement between the Guarantor and the Franchisor is conditional upon no assurance, security or payment by any person to the Franchisor being void, set aside or ordered to be refunded for any reason whatever including under any enactment, decree or regulation relating to bankruptcy, liquidation or insolvency. If the aforesaid condition is not fulfilled, the Franchisor may enforce this Guarantee subsequently as if such release, settlement, discharge or arrangement had not occurred and any such assurance, security or payment had not been made or given.

Partial invalidity

11. If any provision of this Guarantee is illegal, invalid or unenforceable in any respect under the law of any jurisdiction, this does not affect:

11.1 the legality, validity or enforceability of the other provisions of this Guarantee; or

11.2 the legality, validity or enforceability of the affected provision under the law of any other jurisdiction.

12. All payments due under this Guarantee shall be made in US Dollars. If any amounts payable under this Guarantee are paid in any currency other than that in which they are due, they shall be converted into the due currency at the rate of exchange in London quoted by HSBC Bank plc. at the close of business on the day in which the Franchisor in receipt of the cleared funds. If following conversion, the amount of such payment actually received by the Franchisor falls short of the amount due, the Guarantor shall fully indemnify the Franchisor against the amount of such shortfall.

13. For the purpose of this Guarantee, a certificate or statement signed by or on behalf of the Franchisor or the Franchisor's legal representatives relating to any sum of money claimed by the Franchisor to be due from the Franchisee under the Franchise Agreement, or relating to the performance of any obligation of the Franchisee under the Franchise Agreement, is prima facie evidence of the amount or obligation claimed and the facts stated therein.

14. This Guarantee is binding and enforceable on the Guarantor and his or her executors and administrators.

15. This Guarantee is in favour of the Franchisor and its successors, assigns and novatees.

16. The parties to this Guarantee do not intend that any of its terms will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a party to this Guarantee.

Suspense account

17. The Franchisor may, at any time, credit to a suspense account any money received by it under this Guarantee pending its application towards paying the liabilities of the Guarantor.

Exercise of powers as directors and/or shareholders of Franchisee

18. The Guarantor agrees and undertakes to exercise his or her powers as director or shareholder of the Franchisee as the case may be to ensure the Franchisee's compliance with the terms and conditions of the Franchise Agreement.

Notice

19. Any notice, demand or communication in connection with this Guarantee shall be in writing and may be delivered by hand, first class pre-paid post or facsimile addressed to the recipient at its registered office or its address or facsimile number as the case may be stated above (or such other address or facsimile number as may be notified in writing from time to time). The notice, demand or communication shall be deemed to have been duly served, if delivered by hand, when left at the proper address for service, if given or made by first class prepaid post, 48 hours being posted or in the case of airmail, 14 days after being posted, if given by facsimile, at the time of transmission, provided that a confirming copy is sent by pre-paid post to the other party within 24 hours after transmission. Where in the case of delivery by hand or transmission by facsimile, such delivery or transmission occurs either after 4:00pm on a business day or on a day other than a business day, service shall be deemed to occur at 9:00am on the next following business day (such times being local time at the address of the recipient). For the purposes of this clause, business day means a day when banks are open for business in London and the State of Louisiana.

Governing Law and Jurisdiction

20. This Guarantee shall be governed by and construed in accordance with the laws of England and Wales and each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the English courts.

EXECUTED as a deed this 29TH day of FEBRUARY 200[8]

EXECUTED AS A DEED by

....

in the presence of:

Witness signature:

Name:

Address:

....

....

Occupation:

EXECUTED AS A DEED by

....

in the presence of:

Witness signature:

Name:

Address:

....

....

Occupation:

Signature of Franchisor

SIGNED as a deed on behalf of PLANET BEACH INTERNATIONAL L.L.C. a company incorporated in Louisiana, by [*full names of persons signing*, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

10 10

.....................................Authorised signatory

.....................................Authorised signatory

EXHIBIT H

INTERNATIONAL VENDOR PROGRAM

(SEE ATTACHED SPREADSHEET)

International Vendor Program

Design	Domestic Vendor	International Vendor	Domestic PBFC Rebate	International PBFC Rebate
Site Survey	PBFC	TBD by Master	N/A	100% Retained by Master
CAD Drawings - Space Planning	PBFC	PBFC	100% Retained by PBFC	N/A
Architectural/Engineering Drawings	JFK/Linear	TBD by Master	N/A	100% Retained by Master
Lighting	Meletio	TBD by Master	N/A	100% Retained by Master
Flooring	StoreFloors	TBD by Master	N/A	100% Retained by Master
Furniture	Office Concepts	TBD by Master	N/A	100% Retained by Master
Modular Walls & Doors	Total Image	TBD by Master	N/A	100% Retained by Master
Modular Components	Total Image	TBD by Master	N/A	100% Retained by Master
Interior Signage	Total Image	TBD by Master	N/A	100% Retained by Master
General Construction		TBD by Master	N/A	100% Retained by Master
Project Management		TBD by Master	N/A	100% Retained by Master
Exterior Signage	Total Image	TBD by Master	N/A	100% Retained by Master
Products				
National Brands	AG/SB	Distributors	Margins split 40%	Margins split 60%
Private Label	Biddiscombe	PBFC/ Find bottler, drums shipped	25% off Franchisee Cost	N/A
Spa and skincare	Various	PBFC/ Find bottler, drums shipped	25% off Franchisee Cost	N/A
Candles	Soylicious/Legacy	Find companies	N/A	100% Retained by Master
Accessories	Various	Distributors	Margins split 40%	Margins split 60%
Mystic	Mystic	Distributors	Margins split 40%	Margins split 60%
Water	Various	find bottler/ label design provided	N/A	100% Retained by Master
Equipment				
UV beds	ETS	Ergoline	Margins split 40%	Margins split 60%
Lumie're	RAI	Distributors	Margins split 40%	Margins split 60%
Umo	Umo	Distributors	Margins split 40%	Margins split 60%
Sybaritic	Sybaritic	Distributors	Margins split 40%	Margins split 60%
Hydromassage	Hydromassage	Distributors	Margins split 40%	Margins split 60%
Aquamassage	Aquamassage	Distributors	Margins split 40%	Margins split 60%
Cyber relax	Fujiiryoki	Distributors	Margins split 40%	Margins split 60%
Mystic	Mystic	Distributors	Margins split 40%	Margins split 60%
Future equipment	TBD	TBD	Margins split 40%	Margins split 60%
Clothing				

LG IL

Comments
Survey to be forwarded to PBFC to begin CAD Drawings
Drawings will be forwarded to the Master and the Zee for approval
Drawings will be forwarded to the architect once final
Identify suppliers
Identify suppliers
Identify suppliers
Identify suppliers
Identify suppliers
Identify suppliers
Identify Regional or National builders
Identify Regional or National firms
Identify suppliers
Brands to be identified by market and deals will be cut with distributors
Purchased from PBFC until distribution is established by Master
Purchased from PBFC until distribution is established by Master
Identify manufacturers to private label and ship orders
Purchased from PBFC until distribution is established by Master
Mystic Distributor to be identified by region
Identify bottler that can drop ship orders
PBFC to negotiate international deal with Ergoline / shipment via distributors
PBFC to negotiate international deal with PTL / shipment via distributors
PBFC to negotiate international deal with UMO / shipment via distributors
PBFC to negotiate international deal with Sybaritic / shipment via distributors
PBFC to negotiate international deal with Hydromassage / shipment via distributors
PBFC to negotiate international deal with Aquamassage / shipment via distributors
PBFC to negotiate international deal with Fujiiryoki / shipment via distributors
PBFC to negotiate international deal with Mystic / shipment via distributors
PBFC to negotiate international deal with Mystic / shipment via distributors

LG KG